===============================================================================
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

     We welcome the opportunity to review the performance and holdings of the Goldman Sachs Equity Portfolios for the six-month period ended July 31, 1996. In contrast to last year's robust and steady ascent, during this period U.S. equities experienced much greater volatility, culminating in a sharp correction in July. In this challenging environment, the Goldman Sachs Equity Portfolios held their own, with several funds producing outstanding results.

The U.S. Stock Market Lost Momentum, Despite a Strengthening Economy

     The U.S. stock market continued to advance during the period, rising 7.5% from February through May, then gave back most of its gains in July. Overall, the market recorded lackluster total returns for both large-cap stocks (1.76% as measured by the Standard & Poor's 500 stock index) and small-cap stocks (0.87% as measured by the Russell 2000 index) for the six-month period under review.

     Large, growth-oriented stocks with higher than expected earnings did best overall, with leadership rotating from more speculative technology and cyclical stocks at the beginning of the period to large, consumer stocks at the end. The main drivers of the market were corporate earnings expectations and fear of rising interest rates. The flow of new cash into equity mutual funds, which had been a major source of support for the market, weakened significantly in July.

     The market moved in fits and starts, in response to a series of mixed economic signals, often shifting from optimism to pessimism and back again within days. Reading the economic tea leaves became increasingly difficult, causing sentiment to swing from the belief that the economy was accelerating too fast (and hence would lead to a U.S. Federal Reserve tightening) to fears that corporate earnings would be weaker than expected due to an impending slowdown. It is interesting to note that the price level of the S&P 500 has made six round-trip swings from a high of approximately 670 to 630 at the low-end.

     In this nervous market environment, several high-visibility earnings disappointments, particularly in large technology companies, triggered the sharp sell-off in July. However, despite investors' initial concerns, second-quarter corporate earnings generally exceeded expectations, which helped the equity market to rebound by August.

Economic Growth Accelerated, Then Moderated as the Fed Remained Neutral

   When the period began in February, the distorting effects of the harsh winter storms made it difficult to get an accurate reading on the economy's health. As key indicators were finally reported for the first quarter, it became clear that the economy had rebounded from a sluggish year-end faster than expected. First-quarter real GDP was 2.0% (annualized), reflecting improved demand from consumers and businesses. By May, a wide range of indicators pointed to accelerating growth, including trade, factory orders, automobile sales and industrial production, and second-quarter real GDP was revised to 4.8% (annualized). Despite concerns of economic overheating, growth showed signs of moderating in July, with weakness reported in housing starts and



-------------------------------------------------------------------------------------------------------------------
  Table of Contents

  Introduction/Market Overview........................    1   Goldman Sachs International Equity Fund.........   34
  Goldman Sachs Balanced Fund.........................    4   Goldman Sachs Asia Growth Fund..................   40
  Goldman Sachs Select Equity Fund....................   13   Financial Statements............................   46
  Goldman Sachs Growth and Income Fund................   20   Notes to Financial Statements...................   54
  Goldman Sachs Capital Growth Fund...................   25   Financial Highlights............................   63
  Goldman Sachs Small Cap Equity Fund.................   29
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders   (continued)


--------------------------------------------------------------------------------
manufacturing. Retail sales, while stronger than expected, were nevertheless also still relatively weak. In addition, July employment growth was below expectations after robust employment data in the prior months. While these statistics calmed investors, an unexpected increase in the Consumer Price Index
(CPI) and durable goods orders for July indicated that inflation, though under control, might still be a potential threat.

     In this mixed environment, the Fed left the Federal funds rate (the rate banks charge one another for overnight borrowing) unchanged at 5.25% through August.

Outlook in the U.S.:

Moderating Economic Growth for the Near Term

     Many economists and strategists now believe growth may slow somewhat during the remainder of 1996, with few definitive signs of significant inflation at present. However, as of this writing, Goldman Sachs' economists believe this pause in growth may be only temporary, particularly on the wage front, rather than indicative of a deeper, more sustained slowdown. The Fed's "wait and see" stance is likely to continue a while longer, until more convincing signs of inflation emerge as policy makers attempt to strike a balance between the need to contain inflation without snuffing out growth. Despite the stock market rebound in August, the recent period of volatility in the U.S. equity market is likely to persist until investors become more confident about the corporate profit outlook for 1997.

The Dollar Rallied Against the Yen and the Mark, Then Tumbled in July

     Along with the economy, the U.S. dollar strengthened against the Deutsche mark and Japanese yen, then fell against both currencies when the U.S. stock market corrected in July. The dollar's rise versus the mark and the yen peaked at different points, reaching a 16-month high against the mark in May and a 29-month high against the yen in early July, just prior to the sell-off in U.S. equities. The dollar's strength against the mark during most of the period was supported by the Bundesbank's rate cuts in response to Germany's economic weakness, which made U.S. currency relatively more attractive. The dollar also rose against the yen due to reduced expectations of Japanese interest rate increases. Though the July decline in the U.S. stock market triggered concern that investors would switch out of dollar-denominated assets, the dollar steadied against both currencies in August.

The International Market Environment:
Stock Markets Were Generally Weak

     The international economic environment was generally weaker than expected, particularly in Europe and Asia. Japan was a notable exception, with the pace of economic growth improving. Against this mixed backdrop, Japanese and Asian equities declined during the period under review, while selected European equity markets were strong.

     Europe. The long-awaited European economic recovery did not materialize during the period, with high unemployment and weak growth in Germany, a "core" market, persisting until the end of the period, when some signs of strengthening began to emerge. However, growth in some of the peripheral markets (e.g., Sweden and Spain) was somewhat stronger. Amid this generally sluggish economic picture, the FT/S&P Actuaries Europe Index (designated in local currencies) rose 2.6% during the period. Small-capitalization stocks outperformed larger stocks. The slow growth environment and, in many cases, strengthening currencies created the impetus for corporate restructuring (particularly in Germany and Switzerland) as companies sought higher returns on assets. Within Europe, the equity markets of Finland, Sweden and the Netherlands were among the best performers during the period. Austria and Germany were two of the weakest markets, due to a sharp slowdown in economic growth during the first quarter of 1996, while the U.K. market declined due to a perceived increase in political risks and a scaling back in growth estimates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
     Japan. Japanese stocks (as measured by the TOPIX index in yen) declined 1.8% during the period. These weak results masked the strong performance of Japanese equities in March and April and an additional surge in June, when Japanese stocks reached a four-year high. A number of factors contributed to the Japanese market's rally, including increased foreign investments from Europe and the United States and heavy buying from Japanese public pension funds. Long-term interest rates remained very low during the period and the weak yen contributed to increased exports to the U.S. The Japanese market experienced a dramatic reversal in July, declining 7.5%, wiping out its recent gains. The sell-off was linked to the U.S. correction and fears of a possible increase in interest rates in Japan. To a degree, the government's fiscal stimulus package last year appears to have begun to work, although sustainable corporate earnings growth has not yet been demonstrated.

     Asia. A 1995 year-end rally in Asia's equity markets came to an end during the period as a wide range of regional concerns dampened investor interest in the region. For the six months ended July 31, equities declined 5.8%, as measured by the MSCI All Country Asia Free (ex Japan) Index. From mid-February through mid-March, stocks came under pressure due to saber rattling by China as well as political elections in other Asian countries. Though most markets enjoyed a brief rebound from mid-March through April, investor uncertainty resulted in weak performance during the second half of the period. The primary factors contributing to the region's market declines were country-specific, including Thailand's weakening corporate earnings and financial crises, Indonesia's political transition concerns, and a Korean government corruption probe. In the larger Asian markets, Singapore came under pressure after the government introduced measures to dampen its residential property market and Hong Kong declined due to concerns regarding rising U.S. interest rates.

     While no one can accurately predict the future direction of the market, it seems likely that U.S. equities will continue to be volatile in the months ahead and large gains may be difficult to achieve. However unnerving, market corrections do occasionally occur. As in any time period, investors would be well served to maintain the discipline to stick to their own investment plans and remember that over the long term, stocks have historically outperformed other asset classes. It is also worth noting that diversification among equity markets (domestic and international) and among asset classes (equities, fixed income and money markets) can help temper the effects of a downturn in any one market.

     We appreciate your support and look forward to continuing our relationship in the years to come.

Sincerely,

/s/ David B. Ford                /s/ John P. McNulty
David B. Ford                    John P. McNulty
Co-Head,                         Co-Head,
Goldman Sachs                    Goldman Sachs
Asset Management                 Asset Management

August 31, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum of 25%) in fixed income securities. The fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment.

     Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

     In the fixed income portion of the portfolio, we actively manage the portfolio within a risk-controlled framework. We de-emphasize interest rate anticipation by monitoring the portfolio's duration to keep it within a narrow range of a target, and instead focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review:

Successful Security Selection and Asset Allocation Benefited Performance

----------------------------------------------------------------
                              Fund Total Return       Benchmark
                               (based on net            Total
                                asset value)           Return+
                                ------------           -------
 Class A (1/31/96 - 7/31/96)        1.32%               0.29%

 Class B (5/1/96 - 7/31/96)*       -0.35%              -0.21%
----------------------------------------------------------------

* Performance for Class B shares is from their inception through the end of the period. Class B performance assumes no redemption has been made and therefore does not reflect the effects of the contingent deferred sales charge.

+ The benchmark is a combination of the S&P 500 index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%).

     Both the equity and the fixed income markets came under pressure during the period, with rising interest rates impacting bond prices and adding to volatility in equity prices. Despite the adverse market conditions, the fund's Class A shares outperformed the benchmark (1.32% versus 0.29%) during the six-month period ended July 31, 1996, as well as Lipper Analytical Services' balanced fund category average (0.37%). The fund's Class B shares did not fare as well since their inception was in May, just prior to the stock market's sell-off in July.

     During the period, the equity and fixed income portions of the fund outperformed their respective benchmarks, the S&P 500 stock index and the Lehman Brothers Aggregate Bond Index. However, both the fund's fixed income portfolio and the Lehman Brothers Aggregate Bond Index recorded slightly negative returns due to the impact of rising interest rates. This was offset by the portfolio's equity investments, which achieved positive returns due to successful stock selection. In addition, the fund's performance benefited from our asset allocation decisions. During April and May, just prior to the stock market's July correction, we decreased the fund's equity allocation in favor of fixed income investments. This timely allocation adjustment was a result of our market analysis, which indicated that slowing stock market momentum and rising bond yields made fixed income securities relatively more attractive.

     Equities: The fund's best performing equity investments came from a diverse range of sectors, including banking, tobacco and technology. BankAmerica Corp. and NationsBank Corp. appreciated due to stronger than expected earnings growth and successful cost-reduction efforts. The fund's investment in Philip Morris Companies, Inc. was increased after the stock became inexpensive due to some unfavorable legal developments, then was subsequently trimmed after the stock rebounded. A correction in technology stocks enabled us to increase the fund's positions in Intel Corp. and Compaq Computer Corp. at attractive valuations,

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
both of which rebounded when their earnings exceeded expectations. Disappointing performers included Fleming Companies, Inc., a food products distributor, which experienced financial stress due to an unforeseen customer lawsuit, and marine and boating manufacturers Brunswick Corp. and Outboard Marine Corp., whose highly seasonal sales were hurt by the wet spring weather.

 .    Fixed Income: The favorable performance of the fund's fixed income holdings relative to the Lehman Brothers Aggregate Bond Index can primarily be attributed to successful security selection in the corporate bond and emerging debt sectors. Within the corporate bond sector, aircraft equipment trust bonds issued by Continental Airlines and Northwest Airlines performed particularly well.

Portfolio Composition:

Decreased Equity and Cash Equivalent Allocations in Favor of Fixed Income Securities

     As noted, we reduced the fund's equity weighting in favor of fixed income during the spring. As of July 31, 1996, the fund's asset mix based on net assets was 50.1% in equities, 46.5% fixed income and the remainder in cash equivalents.

 .    Equities: The fund's weightings in technology and transportation were increased during the period. New positions included Lucent Technologies, Inc., a recent spin-off from AT&T, which is expected to benefit from increasing demand for its sophisticated communication products; Canadian Pacific Ltd. (Canadian railroad and energy), where a more favorable regulatory environment has contributed to the potential for a sizable reduction in railroad operating expenses, and Continental Airlines, Inc., which dramatically enhanced customer service and significantly increased its share of business travel.

     As of July 31, the fund's weighted average market capitalization was approximately $13.7 billion compared with $34.9 billion for the S&P 500 stock index.

--------------------------------------------------------------------------------
Top 10 Equity Holdings as of July 31, 1996

                                                                   Percentage
                                                                    of Total
Company                           Line of Business                 Net Assets
-------                           ----------------                 ----------
Philip Morris Companies, Inc.     Tobacco and Food Products          1.9%
Cigna Corp.                       Insurance                          1.5%
Atlantic Richfield Co.            International Integrated Oil       1.5%
                                   Company
Compaq Computer Corp.             Computers and Peripherals          1.5%
McDonnell Douglas Corp.           Aerospace/Defense                  1.5%
Goodyear Tire & Rubber Co.        Tire and Rubber Products           1.5%
Georgia-Pacific Corp.             Paper and Forest Products          1.4%
Ford Motor Co.                    Automotive Products                1.4%
NationsBank Corp.                 Commercial Bank                    1.4%
Texaco, Inc.                      International Integrated Oil       1.3%
                                   Company
--------------------------------------------------------------------------------

 .     Fixed Income: In terms of total net assets, the fund's mortgage-backed securities (MBS) sector was increased to 16.7%, up from 10.0% six months ago, making it the largest fixed income allocation. The MBS sector became increasingly attractive as rising interest rates during the first half of the period slowed the pace of mortgage prepayments. Corporate bonds, a 13.4% allocation, offered incremental yield as well as the opportunity for us to exploit pricing inefficiencies, which we identified using our extensive research. We also favored asset-backed securities (ABS), slightly increasing the sector's weighting to 5.9% (versus 4.9% six months ago), due to its high credit quality and attractive incremental yield over U.S. Treasuries. Though U.S. Treasuries were trimmed to 5.2%, we continued to use them along with futures to manage the fund's interest rate risk to match that of the Lehman Brothers Aggregate Bond Index. The remaining fixed income positions were in emerging market debt (4.0%), where we emphasized higher credit, short-duration securities, and in government agency securities (1.3%).

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)


Outlook

     In the near term, factors that will affect equity performance include the strength of corporate earnings, the pace of economic growth and the Federal Reserve's potential monetary tightening. Though we are expecting below-average returns for the equity market for the remainder of 1996, we continue to find attractive stocks that we believe are misunderstood and undervalued.

     We have a relatively cautious view of the fixed income markets in the coming months due to possible Fed tightening later in the year, which would impact the prices of fixed income securities. We believe that the mortgage-backed securities market remains attractive, with both prepayments and supply continuing to slow. Though the pace of consumer credit delinquencies has increased, we continue to have confidence in our asset-backed securities position, where we emphasize high-quality, short-duration debt.

     We believe that the fund's current equity and fixed income weightings should serve it well in the near term. Going forward, we intend to continue to utilize extensive investment research to seek attractive investments that we believe will help the fund achieve its investment objectives.


/s/ Mitchell E. Cantor                                  /s/ Ronald E. Gutfleish
Mitchell E. Cantor                                     Ronald E. Gutfleish

                          Portfolio Managers, Equities

/s/ Jonathan A. Beinner                                /s/ C. Richard Lucy
Jonathan A. Beinner                                    C. Richard Lucy

                        Portfolio Managers, Fixed Income

August 31, 1996


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares      Description                              Value
===========================================================
Common Stocks--50.0%
Airlines--1.8%
 4,500      AMR Corp.*                          $  354,938
 26,500     Continental Airlines, Inc.*            675,750
-----------------------------------------------------------
                                                 1,030,688
-----------------------------------------------------------
Appliance Manufacturer--0.6%
 19,100     Sunbeam Corp.                          367,675
-----------------------------------------------------------
Auto/Original Equipment Manufacturer--0.7%
 11,900     Lear Corp.*                            404,600
-----------------------------------------------------------
Auto/Vehicle--1.4%
 24,800     Ford Motor Co.                         806,000
-----------------------------------------------------------
Banks--3.5%
 8,200      BankAmerica Corp.                      653,950
 13,200     GP Financial Corp.*                    417,450
 9,300      NationsBank Corp.                      798,638
 3,400      Republic of New York Corp.             215,475
-----------------------------------------------------------
                                                 2,085,513
-----------------------------------------------------------
Chemicals-Commodity --0.7%
 16,400     Geon Co.                               395,650
-----------------------------------------------------------
Communications Technology--1.1%
 17,400     Lucent Technologies, Inc.              645,975
-----------------------------------------------------------
Computers & Peripherals--1.5%
 15,900     Compaq Computer Corp.*                 870,525
-----------------------------------------------------------
Defense--2.7%
 4,004      Lockheed Martin Corp.                  331,832
 19,400     McDonnell Douglas Corp.                868,150
 4,400      Northrop Grumman Corp.                 302,500
 1,500      Thiokol Corp.                           52,875
-----------------------------------------------------------
                                                 1,555,357
-----------------------------------------------------------
Department Stores--2.2%
 14,700     JC Penney Inc.                         731,325
 13,900     Sears Roebuck & Co.                    569,900
-----------------------------------------------------------
                                                 1,301,225
-----------------------------------------------------------
Electric Utilities--1.6%
 7,700      CMS Energy Corp.                       233,888
 43,000     Long Island Lighting Co.               731,000
-----------------------------------------------------------
                                                   964,888
-----------------------------------------------------------

-----------------------------------------------------------

Shares      Description                              Value
===========================================================
Common Stocks (continued)
Food Producers--0.8%
 40,200     Chiquita Brands International,Inc.* $  482,400
-----------------------------------------------------------
Forest Products--2.2%
 10,900     Georgia Pacific Corp.                  814,775
 38,200     Stone Container Corp.                  477,500
-----------------------------------------------------------
                                                 1,292,275
-----------------------------------------------------------
Health Suppliers/Services--0.9%
 12,900     Baxter International, Inc.             536,963
-----------------------------------------------------------
Healthcare Management--1.7%
 10,300     Aetna Inc.                             598,688
 20,400     Tenet Healthcare Corp.*                395,250
-----------------------------------------------------------
                                                   993,938
-----------------------------------------------------------
Home Builders--1.5%
 10,600     Centex Corp.                           307,400
 24,500     Lennar Corp.                           548,188
-----------------------------------------------------------
                                                   855,588
-----------------------------------------------------------
Insurance-Life--2.3%
 8,500      Cigna Corp.                            905,250
 10,200     Lincoln National Corp.                 434,775
-----------------------------------------------------------
                                                 1,340,025
-----------------------------------------------------------
Insurance-Property & Casualty--2.4%
 9,200      Allmerica Financial Corp.              272,550
 6,600      Allstate Corp.                         295,350
 16,100     PartnerRe Holding                      454,825
 12,700     Tig Holdings, Inc.                     352,425
-----------------------------------------------------------
                                                 1,375,150
-----------------------------------------------------------
Integrated Oil--3.3%
 7,800      Atlantic Richfield Co.                 904,800
 2,600      Mobil Corp.                            286,975
 9,000      Texaco Inc.                            765,000
-----------------------------------------------------------
                                                 1,956,775
-----------------------------------------------------------
Investment Brokers & Managers--0.5%
 13,100     Lehman Brothers Holdings, Inc.         302,938
-----------------------------------------------------------
Logistics/Trucking--0.7%
 21,100     Consolidated Freightways, Inc.         414,088
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares      Description                              Value
-----------------------------------------------------------
Common Stocks (continued)

Logistics/Rails--1.0%

 25,900     Canadian Pacific Ltd.               $  563,325
-----------------------------------------------------------
Oil Refining & Marketing--1.6%

 10,200     Ashland Inc.                           373,575
 11,500     Tosco Corp.                            562,063
-----------------------------------------------------------
                                                   935,638
-----------------------------------------------------------
Packaging--1.1%

 42,900     Owens Illinois Corp.*                  670,313
-----------------------------------------------------------
Recreational Products--1.2%

 30,700     Brunswick Corp.                        583,300
 6,000      Outboard Marine Corp.                   93,750
-----------------------------------------------------------
                                                   677,050
-----------------------------------------------------------
Semiconductors & Electronics--2.1%

 13,700     Avnet Inc.                             597,663
 8,500      Intel Corp.                            638,563
-----------------------------------------------------------
                                                  1,236,226
-----------------------------------------------------------
Software--0.4%

 10,300     Autodesk Inc.                          237,544
-----------------------------------------------------------
Specialty Finance--0.8%

 8,700      Dean Witter Discover & Co.             442,613
-----------------------------------------------------------
Steel--1.0%

 16,200     AK Steel Holding Corp.                 593,325
-----------------------------------------------------------
Supermarkets--1.1%

 16,000     Fleming Companies, Inc.                242,000
 15,300     Supervalu, Inc.                        426,488
-----------------------------------------------------------
                                                   668,488
-----------------------------------------------------------
Textiles--0.9%

 20,900     Fruit of The Loom, Inc.*               527,725
-----------------------------------------------------------
Tires & Other Related Rubber Products--1.5%
 19,300     Goodyear Tire & Rubber Co.             854,025
-----------------------------------------------------------
Tobacco--3.2%

 10,500     Philip Morris Companies, Inc.        1,098,563
 14,100     RJR Nabisco, Inc.*                     433,575
 11,700     Universal Corp.                        324,675
-----------------------------------------------------------
                                                  1,856,813
-----------------------------------------------------------
Total Common Stocks
   (Cost $27,223,528)                           $29,241,321
===========================================================

-----------------------------------------------------------

Preferred Stocks--0.1%

Media/Entertainment--0.1%

 61         Time Warner Inc., 10.25%            $   60,390
-----------------------------------------------------------
Tobacco--0.0%

 3,400      RJR Nabisco, Inc.                       20,825
-----------------------------------------------------------
Total Preferred Stocks

   (Cost $84,320)                               $   81,215
-----------------------------------------------------------
Principal        Interest        Maturity
Amount            Rate             Date              Value
-----------------------------------------------------------
Asset-Backed Securities--5.9%

Airplanes Pass Through Trust Series 1, Class C
$ 100,000          8.15%          03/15/19      $   99,297

Case Equipment Loan Trust, Series 1995-A, Class A
   92,201          7.30           03/15/02          93,012

Chemical Bank Master Credit Card Trust Series 1995-2, Class A
  140,000          6.23           06/15/03         137,201

Chevy Chase Auto Receivables Trust Series 1995-2, Class A
   94,924          5.80           06/15/02          93,967

Discover Card Master Trust 1994-2 A
   70,000          5.85           10/16/04          70,568

Discover Card Master Trust 1996-2 A
  110,000          5.72           07/18/05         110,363

Discover Card Master Trust 1996-4 A
  740,000          5.87           10/16/13         747,037

Fasco Auto Trust, Series 1996-1A
  298,652          6.65           11/15/01         298,888

Fingerhut Master Trust, Series 1996-1, Class A
  200,000          6.45           02/20/02         198,874

Navistar Financial Trust, Series 1995-A, Class A2
  184,763          6.55           11/20/01         184,955

Navistar Financial Trust, Series 1995-B, Class A3
  120,000          6.05           04/15/02         119,024

Sears Credit Card Master Trust, Series 1995-2, Class A
  700,000          8.10           06/15/04         726,901

Sears Credit Card Master Trust, Series 1995-3, Class A
   70,000          7.00           10/15/04          70,372

Standard Credit Card Master Trust, Series 1994-4, Class A
  110,000          8.25           11/07/03         115,225

-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------------------
Principal        Interest        Maturity
Amount            Rate             Date              Value
------------------------------------------------------------
Asset-Backed Securities (continued)
Standard Credit Card Master Trust, Series 1995-1, Class A
$ 360,000          8.25%          01/07/07      $  378,450
------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $3,465,590)                            $3,444,134
------------------------------------------------------------
Corporate Bonds--13.4%

Finance Bonds--4.8%

BankAmerica Corp.
$ 500,000          7.75%          07/15/02      $  514,000

Capital One Bank
  200,000          8.33           02/10/97         202,004
  250,000          8.13           02/27/98         255,083

Comdisco Inc.
  525,000          9.75           01/15/97         533,211

Continental Bank
  100,000         12.50           04/01/01         121,420

Countrywide Funding Corp.
  100,000          6.08           07/14/99          97,923

Fleet Mortgage Group, Inc.
  250,000          6.50           06/15/00         244,913

Golden West Financial Corp.
  200,000         10.25           12/01/00         223,816

Olympic Financial Ltd.
   95,000         13.00           05/01/00         103,075

Signet Banking Corp.
  500,000          9.63           06/01/99         532,825
------------------------------------------------------------
Total Finance Bonds
   (Cost $2,889,940)                            $2,828,270
------------------------------------------------------------
Industrial Bonds--7.1%

360 Communications Co.
$ 115,000          7.13%          03/01/03      $  110,707

Auburn Hills Trust
   90,000         12.00           05/01/20         129,979

Blockbuster Entertainment
   50,000          6.63           02/15/98          49,694

Cablevision Industries Corp.
  300,000         10.75           01/30/02         320,982

Continental Airlines, Inc.
$ 400,000         10.22%          07/02/14      $  450,640

Federated Department Stores, Inc.
   50,000          10.00          02/15/01          52,500
   50,000           8.13          10/15/02          49,250

Ford Capital Corp.
  275,000           9.38          01/01/98         285,637

Ford Motor Credit Co.
   40,000           8.38          01/15/00          41,688

General Motors Acceptance Corp.
  170,000           7.13          05/10/00         171,142
  210,000           5.63          02/05/01         198,668

News America Holdings, Inc.
   60,000           7.50          03/01/00          60,718

Northwest Airlines
   75,000           8.07          01/02/15          76,205
  220,000           8.97          01/02/15         222,475

Oryx Energy Co.
   95,000           9.50          11/01/99          99,642

RJR Nabisco Inc.
  135,000           8.00          07/15/01         133,655
  100,000           8.63          12/01/02         101,185

Rogers Cablesystems, Inc.
  115,000           9.63          08/01/02         114,138

Tele-Communications, Inc.
  165,000           9.88          04/01/98         172,445
  130,000           7.25          06/15/99         129,912
   20,000           6.46          03/06/00          19,449
  125,000           9.65          10/01/03         132,496

Tenet Healthcare Corp.
   60,000           9.63          09/01/02          63,750

Tenneco Inc.
  260,000          10.00          08/01/98         276,128

Time Warner, Inc.
  175,000          7.45           02/01/98         176,626
  125,000          9.63           05/01/02         137,066
  250,000          7.98           08/15/04         247,875
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
================================================================================
Goldman Sachs Balanced Fund (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------------------
Principal        Interest        Maturity
Amount            Rate             Date              Value
===========================================================
Corporate Bonds (continued)

Industrial Bonds (continued)

Tosco Corp.

$ 110,000          7.00%          07/15/00      $  108,601
-----------------------------------------------------------
Total Industrial Bonds
   (Cost $4,142,333)                            $4,133,253
===========================================================
Utility Bonds--0.9%

Arkla Inc.
$ 250,000          9.20%          12/18/97      $  257,948

Central Maine Power Co.
  100,000          7.38           01/01/99         100,254
  160,000          7.45           08/30/99         155,653
-----------------------------------------------------------
Total Utility Bonds

   (Cost $521,661)                              $  513,855
===========================================================
Yankee Bonds--0.6%

Korea Electric Power
$  95,000          7.40%          04/01/16      $   92,206

Province of Quebec
  200,000         13.25           09/15/14         241,596
-----------------------------------------------------------
Total Yankee Bonds

   (Cost $345,144)                              $  333,802
===========================================================
Total Corporate Bonds

   (Cost $7,899,078)                            $7,809,180
===========================================================
Emerging Market Debt--4.0%

Argentina Global Bond
$  90,000          9.25%          02/23/01      $   86,108

Asia Pulp and Paper International Finance Co.
   30,000         10.25           10/01/00          30,278
   80,000          8.00           04/03/97          74,713

Banco Nacional Com Ext
   20,000         10.76           06/23/97          20,697

BCO Commercio Exterior
  170,000          8.63/(a)/      06/02/00         172,321

Bridas Corp.
   80,000         12.50           11/15/99          82,951
-----------------------------------------------------------
Principal        Interest        Maturity
Amount            Rate             Date             Value
===========================================================
Emerging Market Debt (continued)

Corp. Andina de Fomento
$ 160,000          7.25%          04/30/98      $  160,070

Empresa Col Petroleos
  100,000          7.25           07/08/98          99,208

Financiera Energy Nacional
   50,000          9.38           06/15/06          49,953
  150,000          6.63           12/13/96         150,009

Grupo Industrial Durango
   60,000         12.00           07/15/01          60,604

Imexsa Export Trust
  100,000         10.13           05/31/03         100,822

Inst Fomento Industrial
   50,000          8.38           07/29/01          49,989

Nacional Financiera Snc
  320,000          5.88           02/17/98         306,963
   40,000          8.13           04/09/98          39,740
  200,000          8.46           06/19/98         201,300
   60,000          9.00           01/25/99          59,942

Panamerican Beverage Co.
   30,000          8.13           04/01/03          29,713

PT Indah Kiat
  130,000          8.88           11/01/00         124,682

Republic of Argentina
   94,400         10.00/(a)/      04/01/00         111,951
   15,600          8.59           04/04/98          15,641
  109,200          8.59           04/06/98         109,485

YPF Sociedad Anonima
  119,099          7.50           10/26/02         118,509

Zhuhai Highway Co. Ltd
  100,000          9.13           07/01/06          99,482
===========================================================
Total Emerging Market Debt

   (Cost $2,356,383)                            $2,355,131
===========================================================

---------------------------------------  ---------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------------------
Principal        Interest        Maturity
Amount            Rate             Date              Value
-----------------------------------------------------------
Government Agency Obligations--1.3%
Federal Home Loan Mortgage Corp.
$  20,000          8.20%          01/16/98      $   20,234

Federal National Mortgage Association
  130,000/(d)/     7.70           08/10/04         130,549
  520,000/(d)/     8.50           02/01/05         539,698

Government Backed Trust (Turkey)
   42,115          9.40           11/15/96          42,406

Resolution Funding Corp. Principal--Only Stripped Securities/(a)/
  300,000          7.39           01/15/21          51,108
-----------------------------------------------------------
Total Government Agency Obligations
   (Cost $815,934)                              $  783,995
-----------------------------------------------------------
Mortgage Backed Obligations--16.7%
Federal Home Loan Mortgage Corp.
$1,000,000         7.50%          TBA-30 year/(b)/985,000

Federal National Mortgage Association

 1,000,000         3.50           05/25/19         843,730
 2,004,115         7.00           02/01/26       1,925,203
 1,000,000         8.50           TBA-15         1,034,375
                                  year/(b)/

 1,000,000         7.50           TBA-15         1,002,813
                                  year/(b)/

Government National Mortgage Association
 1,000,000         7.00           TBA-30           957,500
                                  year/(b)/

 1,000,000         8.00           TBA-30         1,008,125
                                  year/(b)/

 1,000,000         8.00           TBA-30         1,006,563
                                  year/(b)/

   996,788         7.50           05/15/23         984,639
-----------------------------------------------------------
Total Mortgage Backed Obligations

   (Cost $9,729,043)                            $9,747,948
-----------------------------------------------------------

U.S. Treasury Obligations--5.2%

United States Treasury Bonds
$  470,000/(d)/    12.00%         08/15/13      $  659,100
   130,000/(d)/     8.75          05/15/17         153,217
    10,000          8.88          08/15/17          11,930
   440,000          8.75          08/15/20         522,980

United States Treasury Notes
   420,000/(d)/     5.63          10/31/97         417,900
   285,000/(d)/     7.25          08/15/04         293,772

United States Treasury Principal-Only Stripped Securities/(a)/
   690,000          6.87          11/15/04         394,673
 2,300,000          7.26          05/15/20         420,716
   600,000          7.26          08/15/20         107,934
    80,000          6.46          08/15/99          65,916
-----------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $3,118,240)                            $3,048,138
-----------------------------------------------------------
Repurchase Agreement--13.2%
Joint Repurchase Agreement Account
$7,700,000         5.69%          08/01/96      $7,700,000
-----------------------------------------------------------
Total Repurchase Agreement
   (Cost $7,700,000)                            $7,700,000
-----------------------------------------------------------
Total Investments

   (Cost $62,392,116)/(c)/                     $64,211,062
-----------------------------------------------------------

-----------------------------------------------------------
Futures contracts open at July 31, 1996 are as follows:

                                Number of
                                Contracts    Settlement      Unrealized
        Type                     Long/(e)/     Month         Gain/(Loss)
---------------------------     ----------- -------------    ----------
2-Year U.S. Treasury Notes            5     September 1996     $3,047
5-Year U.S. Treasury Notes            2     September 1996      2,375
10-Year U.S. Treasury Notes          16     September 1996     15,688
S&P 500 Stock Index                   1     September 1996    (18,400)
------------------------------------------------------------------------
                                                               $2,710
========================================================================

------------------------------------------------------------------------

The accompanying notes are an interal part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------


-----------------------------------------------------------


Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                $  3,221,867

   Gross unrealized loss for investments in
      which cost exceeds value                  (1,405,683)

-----------------------------------------------------------
   Net unrealized gain                        $  1,816,184
-----------------------------------------------------------
*Non-income producing security.

/(a)/ The interest rate disclosed for these securitites represents effective yields to maturity.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/  The aggregate cost for federal income tax purposes is $62,394,878.
/(d)/ Portions of these securities are being segregated as collateral for futures contracts, TBA (To Be Assigned) securities and/or mortgage dollar rolls.
/(e)/ Each 2-Year Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note contract and 10-Year U.S. Treasury Bond contract represents $100,000 in notional par value. Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and net market value at risk are $2,850,000 and $3,274,825, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund seeks to provide investors with a total return (consisting of capital appreciation and dividend income) that, net of expenses, exceeds the total return of the S&P 500 stock index. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the S&P 500 stock index. Therefore, the fund's relative performance compared with the index comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

      The fund employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Investment Research Department with quantitative analysis generated by the Asset Management Division's proprietary model. Our quantitative system evaluates each stock using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and the Goldman Sachs Investment Research Department are selected for the fund's portfolio.

Performance Review:
Fund Held Its Own Amid a Choppy Market

--------------------------------------------------------------------
                                  Fund Total Return     S&P 500
                                    (based on net        Total
                                     asset value)        Return
 Class A (1/31/96 - 7/31/96)             1.37%            1.76%
 Class B (5/1/96 - 7/31/96)*            -2.64%           -1.58%
 Institutional (1/31/96 - 7/31/96)       1.78%            1.76%
 Service (6/7/96 - 7/31/96)*            -5.19%           -4.66%

--------------------------------------------------------------------

* Performance for Class B and Service shares is from their inception through the end of the period. Class B performance assumes no redemption has been made and therefore does not reflect the effects of the contingent deferred sales charge.

      Despite the volatile equity market during the period under review and its dramatic sell-off in July, the fund's Class A and Institutional shares delivered positive returns. The Institutional shares slightly outperformed the benchmark, the S&P 500 stock index, while the fund's Class A shares slightly lagged the index due to the necessarily higher expenses that come from servicing a greater number of smaller accounts. We are nevertheless pleased to note that for the 12-month period ended July 31, 1996, the fund's Class A shares placed in the top third of the Lipper growth fund category (ranking 172 out of 622), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B, Institutional and Service shares.) The fund's Class B and Service shares were particularly impacted by the adverse market conditions because their inceptions were in May and June respectively, just prior to the market correction.

      In February and March, the fund outperformed the S&P 500 due to successful stock selection resulting from both the Investment Research Department's qualitative stock ratings and the Asset Management Division's quantitative model. However, at different points during the remainder of the period, either the quantitative model or the qualitative analysis fell out of step with investor sentiment.

      A more detailed analysis reveals that the best performing stocks during the period had strong near-term growth expectations and high price/earnings multiples. In general, the fund does not emphasize these so-called "torpedo" stocks, which tend to hold up reasonably well until an adverse earnings surprise comes along to blow them out of the water. While these types of stocks generally underperform over the long term, over this particular period they did well as an unusually large number of companies reported earnings above analysts' estimates. In contrast, value-oriented stocks with positive earnings momentum but lower near-term growth expectations, which are heavily weighted by our model, did not perform as well. Historically, these types of stocks

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)


--------------------------------------------------------------------------------
have recorded strong results and, under normal circumstances, we will continue to stress them.

Portfolio Composition:
Increased Emphasis on Defensive Positions

      As of July 31, the fund was well diversified with 139 stocks. In general, its sector exposures approximated those of the S&P 500 stock index, although the fund was slightly overweighted in the financial, energy and electric/gas sectors and underweighted in the consumer nondurables and telecommunications sectors. These differences, as shown in Table II, were the result of our "bottom-up" stock selection process rather than the result of a "top-down" sector rotation strategy.

      One of the most significant changes to the portfolio's allocation was its increased exposure to the energy sector, which appears attractive due to its low risk characteristics, strong earnings momentum and fair valuations based on moderate growth expectations. As a result, several oil stocks joined Royal Dutch Petroleum Co. among the fund's top 10 holdings, including Exxon Corp., which is the largest position, Texaco, Inc., and Mobil Corp.

      Despite the recent volatility in tobacco stocks, we continue to favor Philip Morris Companies, Inc., which has demonstrated stable earnings growth, an attractive dividend yield and an inexpensive price/earnings multiple. The portfolio's position in Philip Morris enables us to closely match the fund's weighting in the tobacco industry to that of the S&P 500, which is consistent with our investment style of approximating the sector weightings of the index while attempting to outperform it through stock selection.

      During the period, our stock selection became slightly more defensive, and we now equally favor value stocks, momentum stocks, and stocks with stable price and earnings histories. (Normally, we prefer value and momentum stocks more than defensive issues.) This change in emphasis was due to three primary drivers. Yield spreads between higher and lower quality bonds were tight, which typically occurs near the peak of a business cycle and indicates that the price of risk is low; the stock market was no longer being supported by falling interest rates; and the market's low dividend yield relative to short-term interest rates suggested that the equity market was trading at expensive valuation levels, at least until the July correction.

      Most of the fund's valuation characteristics continued to be more favorable than those of the benchmark. For example, the fund had a lower price/earnings ratio based on 1996 estimated earnings than the S&P 500 (13.5x versus 15.5x) and a lower price/book ratio (2.5x versus 2.9x). The fund achieved these valuation levels without sacrificing potential growth or taking additional risk, as the fund's expected growth and volatility were both quite similar to the S&P 500.

      The fund's best performers during the period came from a variety of sectors, including banks (NationsBank Corp. and BankAmerica Corp.), technology (Microsoft Corp. and Intel Corp.), beverages (Coca-Cola Co. and Pepsico, Inc.), and retailing (Gap, Inc. and Wal-Mart Stores, Inc.). However, performance was hindered by some of the fund's utility and telecommunication investments (Unicom Corp., AT&T Corp., Sprint Corp. and Ameritech Corp.).


Table I
----------------------------------------------------------------------
 Top 10 Portfolio Holdings as of July 31, 1996
                                               Percentage   Percentage
                                                of Total    of S&P 500
 Company                Line of Business       Net Assets     Index

 Exxon Corp.            Petroleum and             2.7%         2.1%
                          Natural Gas
 General Electric Co.   Electronics               2.6%         2.8%
 Philip Morris          Tobacco and Food          2.2%         1.8%
  Companies, Inc.         Products
 Texaco, Inc.           Petroleum and             1.9%         0.5%
                          Natural Gas
 Pepsico, Inc.          Beverages and Food        1.8%         1.0%
 NationsBank Corp.      Commercial Bank           1.6%         0.5%
 Mobil Corp.            Petroleum and             1.5%         0.9%
                          Natural Gas
 Royal Dutch            Petroleum and             1.5%         1.7%
  Petroleum Co.           Natural Gas
 Schering Plough        Pharmaceuticals           1.5%         0.4%
  Corp.
 AT&T Corp.             Telecommunications        1.5%         1.7%
                                                ------       ------
 Total                                           18.8%        13.4%
----------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Table II
--------------------------------------------------------------------

Sector Breakout as of July 31, 1996

                         Percentage of Percentage of
 Industry Sectors          Portfolio   S&P 500 Index   Difference
 Finance                     17.9%          15.5%          2.4%
 Consumer Nondurables        10.1%          13.7%         -3.6%
 Energy                       9.8%           7.9%          1.9%
 Health                       8.2%           9.6%         -1.4%
 Basic Industry               8.2%           7.8%          0.4%
 Technology                   7.1%           8.7%         -1.6%
 Electric/Gas                 7.0%           3.9%          3.1%
 Telecommunications           5.0%           7.2%         -2.2%
 Capital Spending             4.4%           5.0%         -0.6%
 Consumer Services            4.2%           5.3%         -1.1%
 Miscellaneous                4.2%           4.9%         -0.7%
 Retail                       3.7%           4.2%         -0.5%
 Consumer Durables            3.5%           3.0%          0.5%
 Cash                         2.6%           0.0%          2.6%
 Transportation               2.4%           1.6%          0.8%
 Aerospace                    1.9%           1.7%          0.2%
--------------------------------------------------------------------

Outlook

      Despite the recent market volatility, we continue to have a moderately favorable view of the equity market, assuming stable interest rates, continued expectations for favorable corporate profit growth and no significant pickup in inflation. Furthermore, July's stock price declines have resulted in more attractive equity valuations. The fund's quantitative model currently favors stocks with attractive valuations (i.e., low price/earnings, price/book and price/cash flow multiples), high returns on capital, positive earnings estimate revisions, and stable earnings and prices. We believe that the fund is well positioned and we intend to maintain our strategy of diversified, risk-controlled exposure to sound investment themes (value, momentum and stability).



/s/ Robert C. Jones


Robert C. Jones
Portfolio Manager

August 31, 1996

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund
July 31, 1996
(Unaudited)

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks--97.4%

Aerospace--0.9%
 21,800        United Technologies Corp.              $   2,455,225
--------------------------------------------------------------------
Agency/Government--1.1%
 93,600        Federal National Mortgage Assn.            2,971,800
--------------------------------------------------------------------
Agriculture/Heavy Equipment--1.8%
 18,600        Caterpillar, Inc.                          1,225,275
 31,500        Conagra Inc.                               1,338,750
 35,400        Dover Corp.                                1,517,775
 12,400        Tenneco, Inc.                                610,700
--------------------------------------------------------------------
                                                          4,692,500
--------------------------------------------------------------------
Airlines--2.2%
 40,700        AMR Corp.*                                 3,210,213
 35,400        Delta Air Lines, Inc.                      2,473,575
--------------------------------------------------------------------
                                                          5,683,788
--------------------------------------------------------------------
Alcohol--0.3%
 10,800        Anheuser Busch Companies, Inc.               807,300
--------------------------------------------------------------------
Appliance Manufacturer--0.3%
 8,500         Emerson Electric Co.                         717,188
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.3%
 17,200        Cummins Engine Inc.                          642,850
 41,900        Rockwell International Corp.               2,199,750
 14,200        Varity Corp.*                                667,400
--------------------------------------------------------------------
                                                          3,510,000
--------------------------------------------------------------------
Auto/Vehicle--2.1%
 33,200        Chrysler Corp.                               942,050
 51,500        Ford Motor Co.                             1,673,750
 58,100        General Motors Corp.                       2,832,375
--------------------------------------------------------------------
                                                          5,448,175
--------------------------------------------------------------------
Banks--6.7%
 33,550        Banc One Corp.                             1,161,669
 27,400        Bank of New York, Inc.                     1,411,100
 46,400        BankAmerica Corp.                          3,700,400
 12,900        Chase Manhattan Corp.                        896,550
 25,800        Citicorp                                   2,112,375
 22,400        Corestates Financial Corp.                   879,200
 28,500        First Bank System, Inc.                    1,745,625
 48,200        NationsBank Corp.                          4,139,175
--------------------------------------------------------------------

--------------------------------------------------------------------

 Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Banks (continued)
 6,200         Wells Fargo & Company                  $   1,443,825
--------------------------------------------------------------------
                                                         17,489,919
--------------------------------------------------------------------
Beverages--2.2%
 21,400        Coca Cola Co.                              1,003,125
 149,600       Pepsico, Inc.                              4,731,100
--------------------------------------------------------------------
                                                          5,734,225
--------------------------------------------------------------------
Commercial Services--0.2%
 16,500        Interim Services, Inc.*                      610,500
--------------------------------------------------------------------
Communications Services Companies--3.1%
 50,000        Airtouch Communications, Inc.*             1,375,000
 75,400        AT&T Corp.                                 3,930,225
 73,900        Sprint Corp.                               2,706,588
--------------------------------------------------------------------
                                                          8,011,813
--------------------------------------------------------------------
Chemicals-Commodity --3.4%
 46,000        Dow Chemicals Co.                          3,421,250
 20,600        Du Pont EI de Nemours                      1,663,450
 99,500        Monsanto Co.                               3,109,375
 12,100        Rohm & Haas Co.                              719,950
--------------------------------------------------------------------
                                                          8,914,025
--------------------------------------------------------------------
Chemicals-Speciality --1.2%
 37,800        Allied Signal, Inc.                        2,220,750
 27,700        Morton International, Inc.                   997,200
--------------------------------------------------------------------
                                                          3,217,950
--------------------------------------------------------------------
Communications Technology--0.6%
 27,800        Motorola Inc.                              1,501,200
--------------------------------------------------------------------
Computers--1.2%
 72,800        Hewlett Packard Co.                        3,203,200
--------------------------------------------------------------------
Computers & Peripherals--3.2%
 40,000        Cisco Systems, Inc.*                       2,070,000
 17,400        Compaq Computer Corp.*                       952,650
 20,300        Eastman Kodak Co.                          1,514,888
 36,400        International Business Machines,
               Corp.                                      3,926,650
--------------------------------------------------------------------
                                                          8,464,188
--------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Construction/Environmental Services--1.0%
 13,300        Armstrong World Industries, Inc.       $     738,150
 2,300         Crane Co.                                     83,950
 20,300        Fluor Corp.                                1,223,075
 15,000        Owens Corning, Inc.*                         568,125
--------------------------------------------------------------------
                                                          2,613,300
--------------------------------------------------------------------
Consumer Staples--2.2%
 13,300        Clorox Co.                                 1,208,638
 39,000        Corning Inc.                               1,438,125
 33,400        Procter & Gamble Co.                       2,985,125
--------------------------------------------------------------------
                                                          5,631,888
--------------------------------------------------------------------
Defense--1.5%
 27,100        McDonnell Douglas Corp.                    1,212,725
 14,000        Textron, Inc.                              1,120,000
 18,400        TRW Inc.                                   1,662,900
--------------------------------------------------------------------
                                                          3,995,625
--------------------------------------------------------------------
Department Stores--3.1%
 80,100        Dayton Hudson Corp.                        2,423,025
 38,600        Dillard Department Stores, Inc.            1,211,075
 18,900        Mercantile Stores Co.                        926,100
 46,500        Sears Roebuck & Co.                        1,906,500
 71,500        Walmart Stores, Inc.                       1,716,000
--------------------------------------------------------------------
                                                          8,182,700
--------------------------------------------------------------------
Electrical Equipment Manufacturer--2.6%
 81,300        General Electric Co.                       6,697,088
--------------------------------------------------------------------
Electric Utilities--5.6%
 53,000        Duke Power Company                         2,537,375
 127,700       Edison International, Inc.                 1,979,350
 41,000        Empresa Nacional de Electric ADR           2,398,500
 19,200        General Public Utilities Corp.               624,000
 57,700        Public Service Company of New
               Mexico                                     1,146,788
 53,600        Texas Utilities Co.                        2,251,200
 155,100       Unicom Corp.                               3,644,850
--------------------------------------------------------------------
                                                         14,582,063
--------------------------------------------------------------------

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Food Producers--0.8%
 10,800        CPC International, Inc.                $     722,250
 52,800        IBP, Inc.                                  1,234,200
--------------------------------------------------------------------
                                                          1,956,450
--------------------------------------------------------------------
Forest Products--1.1%
 17,100        Alco Standard Corp.                          748,125
 39,300        Avery Dennison Corp.                       2,033,775
--------------------------------------------------------------------
                                                          2,781,900
--------------------------------------------------------------------
Health Suppliers/Services--1.6%
 72,600        Johnson & Johnson                          3,466,650
 15,800        Medtronic Inc.                               748,525
--------------------------------------------------------------------
                                                          4,215,175
--------------------------------------------------------------------
Healthcare Management--0.7%
 37,000        Columbia HCA Healthcare                    1,896,250
--------------------------------------------------------------------
Insurance Brokers & Other Insurance--0.3%
 24,600        Exel Insurance Ltd.                          817,950
--------------------------------------------------------------------
Insurance-Life --3.2%
 29,100        American General Corp.                     1,011,225
 16,200        Cigna Corp.                                1,725,300
 36,400        Protective Life Corp.                      1,251,250
 27,500        Transamerica Corp.                         1,900,938
 61,200        Travelers Group,  Inc.                     2,585,700
--------------------------------------------------------------------
                                                          8,474,413
--------------------------------------------------------------------
Insurance-Property & Casualty--2.5%
 25,956        Allstate Corp.                             1,161,531
 32,850        American International Group, Inc.         3,092,006
 67,900        Safeco Corp.                               2,338,306
--------------------------------------------------------------------
                                                          6,591,843
--------------------------------------------------------------------
Integrated Oil--10.1%
 25,600        Amoco Corp.                                1,712,000
 86,200        Exxon Corp.                                7,089,950
 21,700        Kerr McGee Corp.                           1,236,900
 36,700        Mobil Corp.                                4,050,763
 59,800        Norsk Hydro ADR                            2,593,825
 19,200        Phillips Petroleum Co.                       758,400
 26,600        Royal Dutch Petroleum ADR                  4,013,275
 59,800        Texaco Inc.                                5,083,000
--------------------------------------------------------------------
                                                         26,538,113
--------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Investment Brokers & Managers--1.5%
 38,900        Merrill Lynch Co.                      $   2,348,588
 33,400        Morgan Stanley Group, Inc.                 1,628,250
--------------------------------------------------------------------
                                                          3,976,838
--------------------------------------------------------------------
Local Phone Companies--2.1%
 53,600        Ameritech Corp.                            2,974,800
 63,300        GTE Corp.                                  2,611,125
--------------------------------------------------------------------
                                                          5,585,925
--------------------------------------------------------------------
Logistics/Trucking--1.1%
 11,200        Federal Express Corp.*                       870,800
 71,600        Ryder Systems, Inc.                        1,906,350
--------------------------------------------------------------------
                                                          2,777,150
--------------------------------------------------------------------
Machinery--0.2%
 50,000        Giddings & Lewis, Inc.                       581,250
--------------------------------------------------------------------
Media/Entertainment--1.4%
 20,000        King World Productions, Inc.*                717,500
 54,942        The Walt Disney, Co.                       3,056,149
--------------------------------------------------------------------
                                                          3,773,649
--------------------------------------------------------------------
Nonferrous Metals--1.3%
 20,100        Aluminum Company of America                1,165,800
 29,700        Asarco Inc.                                  712,800
 29,400        Cyprus Amax Minerals Co.                     632,100
 15,900        Phelps Dodge Corp.                           934,125
--------------------------------------------------------------------
                                                          3,444,825
--------------------------------------------------------------------
Oil & Gas Services--0.2%
 18,500        Baker Hughes, Inc.                           543,438
--------------------------------------------------------------------
Oil Refining & Marketing--0.3%
 20,000        Repsol SA ADR                                667,500
--------------------------------------------------------------------
Pharmaceuticals--6.1%
 29,900        Abbott Labs                                1,315,600
 13,600        Amgen, Inc.*                                 742,900
 39,000        Bristol-Myers Squibb                       3,378,375
 18,600        Eli Lilly & Co.                            1,041,600
 39,400        Merck & Co.                                2,531,450
 23,600        Pfizer, Inc.                               1,649,050
 31,700        Pharmacia & Upjohn, Inc.                   1,307,625
 72,500        Schering Plough Corp.                      3,996,563
--------------------------------------------------------------------
                                                         15,963,163
====================================================================
--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Recreational Products--0.3%
 29,407        Mattel, Inc.                           $     727,823
--------------------------------------------------------------------
Restaurants & Hotels--1.3%
 23,600        ITT Corp.*                                 1,339,300
 45,200        McDonalds Corp.                            2,096,150
--------------------------------------------------------------------
                                                          3,435,450
--------------------------------------------------------------------
Semiconductors & Electronics--1.3%
 37,900        Intel Corp.                                2,847,238
 14,400        Texas Instruments, Inc.                      622,800
--------------------------------------------------------------------
                                                          3,470,038
--------------------------------------------------------------------
Software--2.4%
 33,150        Computer Associates International, Inc.    1,686,506
 30,700        Microsoft Corp.*                           3,618,763
 24,600        Oracle Corp.*                                962,475
--------------------------------------------------------------------
                                                          6,267,744
--------------------------------------------------------------------
Specialty Finance--1.3%
 42,600        Beneficial Corp.                           2,300,400
 21,000        Dean Witter Discover & Co.                 1,068,375
--------------------------------------------------------------------
                                                          3,368,775
--------------------------------------------------------------------
Specialty Retail--0.9%
 48,200        Gap, Inc.                                  1,433,950
 8,600         Nike, Inc.                                   884,725
--------------------------------------------------------------------
                                                          2,318,675
--------------------------------------------------------------------
Supermarkets--0.9%
 37,900        Great A&P Tea Co., Inc.                    1,046,988
 38,800        Safeway, Inc.*                             1,396,800
--------------------------------------------------------------------
                                                          2,443,788
--------------------------------------------------------------------
Technology Capital Goods--0.7%
 20,700        Applied Materials Inc.*                      494,213
 22,000        Harris Corp.                               1,265,000
--------------------------------------------------------------------
                                                          1,759,213
--------------------------------------------------------------------
Textiles--0.9%
 36,000        Liz Claiborne Inc.                         1,174,500
 33,200        Sara Lee Corp.                             1,062,400
--------------------------------------------------------------------
                                                          2,236,900
--------------------------------------------------------------------

The accompnaying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Tire & Other Related Rubber Products--0.9%
 32,000        BF Goodrich Co.                        $   1,160,000
 29,800        Goodyear Tire & Rubber Co.                 1,318,650
--------------------------------------------------------------------
                                                          2,478,650
--------------------------------------------------------------------
Tobacco--2.2%
 55,600        Philip Morris Companies, Inc.              5,817,150
--------------------------------------------------------------------
Gas Distribution & Pipeline--2.0%
 19,500        Coastal Corp.                                726,375
 36,800        Columbia Gas Systems, Inc.                 1,973,400
 28,400        Oneok Inc.                                   749,050
 22,900        Panenergy Corp.                              727,075
 22,200        Williams Companies, Inc.                   1,018,417
--------------------------------------------------------------------
                                                          5,194,317
--------------------------------------------------------------------
Total Common Stocks
   (Cost $217,856,296)                                $ 255,240,015
====================================================================
Principal
Amount       Description                                      Value
====================================================================
Repurchase Agreement--2.6%
$ 6,800,000  Joint Repurchase Agreement Account
             5.69%, 08/01/96                          $   6,800,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $6,800,000)                                  $   6,800,000
--------------------------------------------------------------------
Total Investments
   (Cost $224,656,296)(a)                             $ 262,040,015
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                          $42,482,356
   Gross unrealized loss for investments in
      which cost exceeds value                           (5,118,394)
--------------------------------------------------------------------
   Net unrealized gain                                  $37,363,962
====================================================================

*   Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $224,676,053.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over-or underweightings.

Performance Review:  Fund Performance Reflects the Market's Choppy Trading Range

----------------------------------------------------------------
                                   Fund Total Return    S&P 500
                                     (based on net       Total
                                      asset value)       Return
                                      ------------       ------
 Class A (1/31/96 - 7/31/96)             1.96%            1.76%
 Class B (5/1/96 - 7/31/96)*            -2.72%           -1.58%
 Institutional (6/3/96 - 7/31/96)*      -4.45%           -4.06%
 Service (3/6/96 - 7/31/96)*            -1.71%           -1.56%
----------------------------------------------------------------

* Performance for Class B, Institutional and Service shares is from their inceptions through the end of the period. Class B performance assumes no redemption has been made and therefore does not reflect the effects of the contingent deferred sales charge.

      In sharp contrast to last year's soaring stock market, equities were trapped in a choppy trading range during the period under review. Though stocks achieved positive returns from February through June, most of their gains were erased when the market retreated in July. Despite the adverse market conditions, the fund's Class A shares outperformed the S&P 500 stock index (1.96% versus 1.76%) during the period under review, primarily due to successful stock selection. For the six-month period ended July 31, 1996, the fund's Class A shares also outperformed its peers in the growth and income category, which had an average return of 1.75%, according to Lipper Analytical Services, Inc.

      The fund's Class A shares fared better than the Class B, Institutional and Service shares primarily due to their strong relative performance in February, prior to the inceptions of the other share classes.

      During the period, the fund increased its regular quarterly dividend to $0.08 per share.

Top Performers Came From Diverse Industries

      A number of the fund's investments in two of its largest sectors, financials and consumer durables, significantly contributed to its performance during the period. In the financial sector, our banking stocks performed particularly well, including NationsBank Corp., which benefited from robust mortgage-servicing fees, healthy investment banking income and dramatically successful cost-reduction efforts, and BankAmerica Corp., which appreciated due to a combination of stronger than expected earnings and share repurchases.

      The buoyant economy helped fuel sales of consumer durables during the period, which benefited Ford Motor Co. along with other auto-related fund holdings. Ford's second-quarter earnings significantly exceeded market expectations and the company attracted additional investor interest with news of its spin-off of Associates First Capital Corp., which raised investor awareness of the potential value of its non-car businesses. In a continuation of its successful strategy to produce products for vehicle interiors, Lear Corp. announced the acquisition of carpet manufacturer Masland Corp.

      In addition, the fund's holdings in the tobacco industry, Philip Morris Companies, Inc., RJR Nabisco Holdings Corp. and Universal Corp. (tobacco leaf grower), did very well during the period. We increased these positions when they were inexpensive due to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
negative legal developments in March and subsequently trimmed the fund's investments in these companies after they rebounded, which helped minimize the impact of an unfavorable legal decision in early August. We will be particularly vigilant in monitoring the litigation environment in the coming months, but at present we continue to believe that the fund's tobacco-related holdings represent compelling values.

      Other top performers during the period were Tosco Corp., an oil refiner, which acquired Circle K Corp., making it the country's largest operator of convenience stores (many of which sell gasoline), and Sunbeam Corp., which appreciated sharply in July after appointing a new chief executive officer known for his aggressive cost cutting.

Investments in Recreational Products and Food Distribution Lagged

      Investments that did not meet our expectations included marine and boating manufacturers Brunswick Corp. and Outboard Marine Corp., whose highly seasonal sales were hurt by the rainy spring weather, and Fleming Companies, Inc., a distributor of food products to independent retail chains, which came under pressure due to an unforeseen customer lawsuit.

New Investments in Technology and Transportation Sectors

      We increased the fund's holdings in the technology sector after it became inexpensive due to investor concerns that earnings would fall short of expectations. We added to existing holdings in Intel Corp., the dominant microprocessor manufacturer, which rebounded and was a top performer, and Compaq Computer Corp., which also achieved strong returns and ranked among the fund's 10 largest positions by the end of the period.

      In the transportation sector, we initiated a position in Canadian Pacific Ltd. (Canadian railroad and energy), where new management and a more favorable regulatory environment has contributed to the potential for a meaningful reduction in railroad operating expenses, and Continental Airlines, Inc., which dramatically enhanced customer service and significantly increased its share of business travel.

      Other holdings new to the top 10 were Atlantic Richfield Co. (integrated oil firm), which has initiated an aggressive cost-reduction program, and Cigna Corp., a diversified insurance company, which has also cut costs in its property/casualty business following a reorganization and has been posting strong earnings as a result.

Sales in Defense and Media/Communications Stocks

      The fund's weighting in the defense/aerospace sector was reduced by the sale of Loral Corp., after it had appreciated significantly following the announcement of its acquisition by Lockheed Martin, and a decrease in the fund's positions in Northrop Grumman Corp. and Lockheed Martin Corp. In addition, we sold the fund's sole investment in the media/communications sector, Tele-Communications, Inc., after its prospects for future growth were impacted by the higher than anticipated costs of competing in local telephone markets.

------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of July 31, 1996
                                                              Percentage
                                                              of Total
                                                                 Net
 Company                         Line of Business               Assets
 Philip Morris Companies, Inc.   Tobacco and Food Products       3.7%
 Atlantic Richfield Co.          International Integrated
                                   Oil Company                   3.0%
 Cigna Corp.                     Insurance                       2.9%
 Compaq Computer Corp.           Computers and Peripherals       2.9%
 McDonnell Douglas Corp.         Aerospace/Defense               2.8%
 Goodyear Tire & Rubber Co.      Tire and Rubber Products        2.7%
 NationsBank Corp.               Commercial Bank                 2.7%
 Ford Motor Co.                  Automotive Products             2.7%
 Georgia-Pacific Corp.           Pulp and Paper Products         2.6%
 Texaco, Inc.                    International Integrated
                                   Oil Company                   2.5%
------------------------------------------------------------------------

Outlook

      Going forward, the primary factors determining the direction of the equity market in the coming months will be the strength of corporate earnings, the pace of economic growth and the impact of potential Fed tightening later in
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)


--------------------------------------------------------------------------------
the year. Though we have a positive view of near-term economic growth, we believe overall equity valuations are somewhat unattractive. Accordingly, we anticipate that the return of the equity market may be slightly less than its historical average for the remainder of 1996. However, we continue to find attractive stocks that we believe are misunderstood and undervalued.


/s/ Mitchell E. Cantor

Mitchell E. Cantor
Portfolio Manager


/s/ Ronald E. Gutfleish

Ronald E. Gutfleish
Portfolio Manager

August 31, 1996
--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares       Description                             Value
===========================================================
Common Stocks--96.4%
Airlines--3.4%
 71,100      AMR Corp.*                       $  5,608,013
 407,300     Continental Airlines, Inc.*        10,386,150
-----------------------------------------------------------
                                                15,994,163
-----------------------------------------------------------
Appliance Manufacturer--1.3%
 324,200     Sunbeam Corp.                       6,240,850
-----------------------------------------------------------
Auto/Original Equipment Manufacturer--1.3%
 187,400     Lear Corp.*                         6,371,600
-----------------------------------------------------------
Auto/Vehicle--2.7%
 389,700     Ford Motor Co.                     12,665,250
-----------------------------------------------------------
Banks--7.3%
 128,900     BankAmerica Corp.                  10,279,775
 207,200     GP Financial Corp.*                 6,552,700
 146,900     NationsBank Corp.                  12,615,038
 78,800      Republic of New York Corp.          4,993,950
-----------------------------------------------------------
                                                34,441,463
-----------------------------------------------------------
Commodity Chemicals--1.3%
 245,500     Geon Co.                            5,922,688
-----------------------------------------------------------
Communications Technology--2.1%
 265,200     Lucent Technologies, Inc.           9,845,550
-----------------------------------------------------------
Computers & Peripherals--2.9%
 246,600     Compaq Computer Corp.*             13,501,350
-----------------------------------------------------------
Defense--4.9%
 60,215      Lockheed Martin Corp.               4,990,318
 298,200     McDonnell Douglas Corp.            13,344,450
 68,200      Northrop Grumman Corp.              4,688,750
-----------------------------------------------------------
                                                23,023,518
-----------------------------------------------------------
Department Stores--4.1%
 220,000     JC Penney Inc.                     10,945,000
 207,700     Sears Roebuck & Co.                 8,515,700
-----------------------------------------------------------
                                                19,460,700
-----------------------------------------------------------
Electric Utilities--3.2%
 131,800     CMS Energy Corp.                    4,003,425
 641,400     Long Island Lighting Co.           10,903,800
-----------------------------------------------------------
                                                14,907,225
-----------------------------------------------------------

-----------------------------------------------------------

Shares      Description                             Value
===========================================================
Common Stocks (continued)
Food Producers--1.5%
 582,200     Chiquita Brands International,
             Inc.*                            $  6,986,400
-----------------------------------------------------------
Forest Products--4.7%
 67,500      Champion International Corp.        2,851,875
 161,500     Georgia Pacific Corp.              12,072,125
 579,100     Stone Container Corp.               7,238,750
-----------------------------------------------------------
                                                22,162,750
-----------------------------------------------------------
Health Suppliers/Services--1.8%
 203,400     Baxter International, Inc.          8,466,525
-----------------------------------------------------------
Healthcare Management--3.6%
 158,200     Aetna Inc.                          9,195,375
 387,200     Tenet Healthcare Corp.*             7,502,000
-----------------------------------------------------------
                                                16,697,375
-----------------------------------------------------------
Home Builders--2.8%
 153,400     Centex Corp.                        4,448,600
 388,500     Lennar Corp.                        8,692,688
-----------------------------------------------------------
                                                13,141,288
-----------------------------------------------------------
Insurance Life--4.4%
 127,800     Cigna Corp.                        13,610,700
 166,200     Lincoln National Corp.              7,084,275
-----------------------------------------------------------
                                                20,694,975
-----------------------------------------------------------
Insurance-Property & Casualty--2.4%
 98,300      Allstate Corp.                      4,398,925
 24,400      Integon Corp.                         478,850
 237,600     PartnerRe Holding                   6,712,200
-----------------------------------------------------------
                                                11,589,975
-----------------------------------------------------------
Integrated Oil--6.6%
 121,400     Atlantic Richfield Co.             14,082,400
 48,100      Mobil Corp.                         5,309,038
 138,900     Texaco Inc.                        11,806,500
-----------------------------------------------------------
                                                31,197,938
-----------------------------------------------------------
Investment Brokers & Managers--1.0%
 195,900     Lehman Brothers Holdings, Inc.      4,530,188
-----------------------------------------------------------
Logistics/Trucking--1.5%
 348,000     Consolidated Freightways, Inc.      6,829,500
-----------------------------------------------------------
Logistics/Rails--1.9%
 415,700     Canadian Pacific Ltd.               9,041,475
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares       Description                             Value
===========================================================
Common Stocks (continued)
Oil Refining & Marketing--3.5%
 187,700     Ashland Inc.                     $  6,874,513
 197,800     Tosco Corp.                         9,667,475
-----------------------------------------------------------
                                                16,541,988
-----------------------------------------------------------
Packaging--2.4%
 726,200     Owens Illinois Corp.*              11,346,870
-----------------------------------------------------------
Recreational Products--2.7%
 471,500     Brunswick Corp.                     8,958,500
 239,400     Outboard Marine Corp.               3,740,625
-----------------------------------------------------------
                                                12,699,125
-----------------------------------------------------------
Semiconductors & Electronics--4.0%
 217,400     Avnet Inc.                          9,484,075
 126,200     Intel Corp.                         9,480,775
-----------------------------------------------------------
                                                18,964,850
-----------------------------------------------------------
Software--0.8%
 163,000     Autodesk Inc.                       3,759,188
-----------------------------------------------------------
Specialty Finance--1.5%
 136,500     Dean Witter Discover & Co.          6,944,438
-----------------------------------------------------------
Steel--1.9%
 251,600     AK Steel Holding Corp.              9,214,850
-----------------------------------------------------------
Supermarkets--2.2%
 232,400     Fleming Companies, Inc.             3,515,050
 240,600     Supervalu, Inc.                     6,706,725
-----------------------------------------------------------
                                                10,221,775
-----------------------------------------------------------
Textiles--1.8%
 329,800     Fruit of The Loom, Inc.*            8,327,450
-----------------------------------------------------------
Tires & Other Related Rubber Products--2.7%
 287,500     Goodyear Tire & Rubber Co.         12,721,875
-----------------------------------------------------------
Tobacco--6.2%
 166,000     Philip Morris Companies, Inc.      17,367,750
 220,480     RJR Nabisco, Inc.*                  6,779,760
 175,300     Universal Corp.                     4,864,575
-----------------------------------------------------------
                                                29,012,085
-----------------------------------------------------------
Total Common Stocks
   (Cost $414,332,547)                        $453,467,240
===========================================================
-----------------------------------------------------------

Shares       Description                            Value
===========================================================
Preferred Stocks--0.8%
Food--0.4%
 44,600      Chiquita Brands International,
             Inc. Convertible Preferred,
             2.88%                            $  1,839,750
-----------------------------------------------------------
Tobacco--0.4%
 287,100     RJR Nabisco, Inc.                   1,758,488
-----------------------------------------------------------
Total Preferred Stocks
   (Cost $3,843,410)                          $  3,598,238
===========================================================
Principal
Amount       Description                             Value
===========================================================
Repurchase Agreement--2.8%
-----------------------------------------------------------
$13,000,000 Joint Repurchase Agreement
            Account
            5.69%, 08/01/96                   $ 13,000,000
-----------------------------------------------------------
Total Repurchase Agreement
   (Cost $13,000,000)                         $ 13,000,000
-----------------------------------------------------------
Contracts   Description                              Value
===========================================================
Options--0.1%
-----------------------------------------------------------
       233  S&P 500 Index Put Strike 600
            expiring 09/21/96                 $    128,150
       233  S&P 500 Index Put Strike 625
            expiring 09/21/96                      235,913
-----------------------------------------------------------
Total Options
   (Cost $437,905)                            $    364,063
-----------------------------------------------------------
Total Investments
   (Cost $431,613,862)(a)                     $470,429,541
===========================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                $ 55,570,827
   Gross unrealized loss for investments in
      which cost exceeds value                 (16,771,260)
-----------------------------------------------------------
   Net unrealized gain                         $38,799,567
===========================================================

*   Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $431,629,974.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in a portfolio of medium- and large-capitalization stocks. We use extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price. Our analysis focuses on such factors as a company's estimated long-term earnings and growth potential, its competitive position in its industry, and management's commitment to producing value for shareholders.

Performance Review:  Equities Came Under Pressure Amid Increased Volatility

-----------------------------------------------------------
                               Fund Total Return  S&P 500
                                 (based on net     Total
                                 asset value)      Return
                                 ------------      ------
Class A (1/31/96 - 7/31/96)         0.87%           1.76%
Class B (5/1/96 - 7/31/96)*        -4.15%          -1.58%
-----------------------------------------------------------

* Performance for Class B shares is from their inception through the end of the period. Class B performance assumes no redemption has been made and therefore does not reflect the effects of the contingent deferred sales charge.

     The fund's Class A shares outperformed the S&P 500 stock index from February through April, but came under pressure during the second half of the period, reflecting a choppy, difficult market. Most of Class A shares' slight lag versus the benchmark occurred in June; then they outperformed the index during the dramatic July sell-off. The fund's Class B shares were more significantly impacted because their May inception date coincided with more difficult market conditions.

Technology, Tobacco and Retail Stocks Were Among the Best Performers

     The fund's best performers during the period came from a wide range of sectors, including its technology holdings, which were increased significantly to 15.2% of the portfolio, and its holdings in consumer services (7.1%) and consumer nondurables (5.2%).

 .    Despite volatility in the technology sector during the period, Intel Corp.
and Compaq Computer Corp., two stocks new to the fund's 10 largest holdings, achieved strong returns. Intel, the dominant microprocessor manufacturer, was the fund's best performer due to better than expected earnings, and Compaq Computer, the world's largest manufacturer of personal computers, benefited from continued strong sales growth.

 .    During the period, the fund's tobacco holdings, Philip Morris Companies,
Inc. and Universal Corp., significantly contributed to performance. We increased the fund's positions in these companies when their stock prices were depressed due to unfavorable legal developments against tobacco manufacturers. After the stocks rebounded, we trimmed the fund's investment in Philip Morris and liquidated its position in Universal. We continued to reduce the fund's holdings in Philip Morris just after the period ended, which helped minimize the impact of other litigation in early August.

 .    Consumer spending experienced a modest rebound, which produced stronger than expected financial results for many retailers, particularly those in apparel. Positions that benefited included Dillard Department Stores, Inc., which continued to expand and experienced a significant rebound in same-store sales, and Wal-Mart Stores, Inc., the world's largest discount retailer.

Investments in Selected Cyclical and Semiconductor Stocks Hindered Performance

     Fund holdings that lagged during the period included several companies that were affected by general economic conditions. These included Consolidated Freightways, Inc., which encountered higher fuel prices and a short-term price war in the trucking industry that exerted downward pressure on rates, and Geon Corp., a low-cost polyvinyl chloride manufacturer, which was hurt by lower selling prices for its basic chemicals. In addition, Silicon Valley Group, Inc., a leading semiconductor equipment manufacturer, was impacted because the precipitous decline in semiconductor prices resulted in fewer orders for equipment.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)


--------------------------------------------------------------------------------

New Investments in the Health and Financial Sectors

 .    As of July 31, the fund held 57 stocks across a wide range of industries.
We added several attractive health-related investments during the period, including Aetna Inc., which announced its acquisition of U.S. Healthcare, a high quality, low-cost producer in the HMO business, and Baxter International, Inc., which is spinning off Allegiance Corp., its lower growth hospital supply business, in order to maximize shareholder value by focusing on its higher growth medical technology division. In the financial sector, we added to the fund's positions in specialty credit card companies. These included First USA, Inc., which spun off a minority interest in Paymentech, a credit card transaction processor, thus drawing investor attention to the success of its remaining operations, and MBNA Corp., the industry leader in affinity credit cards in the United States.

Reduced Exposure to Specialty Retailers and Media/Communications

     During the period, the fund sold a number of long-held positions in specialty retailers, which brought its weighting in the consumer services sector nearly in line with the benchmark. These included Service Merchandise Co., Inc. and Musicland Stores Corp., which we determined had experienced deteriorating fundamentals, and TJX Companies, Inc. (a retailer of women's apparel and accessories), which had appreciated and reached our target price. In the media/communications sector we sold Tele-Communications, Inc., after our updated analysis indicated that higher than expected capital spending would be required for it to compete against local telephone service providers.

-------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of July 31, 1996
                                                              Percentage
                                                               of Total
 Company                            Line of Business          Net Assets
 Philip Morris Companies, Inc.      Tobacco and Food
                                      Products                   4.4%
 Compaq Computer Corp.              Computers and
                                      Peripherals                3.6%
 NationsBank Corp.                  Commercial Bank              3.4%
 Intel Corp.                        Semiconductors and
                                      Electronics                3.2%
 First USA, Inc.                    Financial Services           3.0%
 Texaco, Inc.                       International Integrated
                                      Oil Company                3.0%
 Wal-Mart Stores, Inc.              Department Stores            2.8%
 Ford Motor Co.                     Automotive Products          2.6%
 BankAmerica Corp.                  Commercial Bank              2.6%
 Dillard Department Stores, Inc.    Department Stores            2.5%
-------------------------------------------------------------------------

Outlook

     As of the end of the period, we have a positive near-term outlook for economic growth, but we believe that equity valuations are somewhat unattractive. Furthermore, the uncertainty surrounding corporate earnings may continue to buffet the market in the coming months, as the July sell-off dramatically demonstrated. As a result, we believe that it is likely that the performance of the equity market will slightly lag its historical average for the remainder of 1996. However, the portfolio's outperformance of the S&P 500 during the July correction highlights the benefits of our diversified approach, as well as the importance of maintaining a long-term investment perspective.


/s/ Mitchell E. Cantor

Mitchell E. Cantor
Co-Chief Investment Officer

/s/ Paul D. Farrell

Paul D. Farrell
Co-Chief Investment Officer

August 31, 1996

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares         Description                           Value
-----------------------------------------------------------
Common Stocks--94.8%
Advertising & Marketing--1.9%
 888,900       Valassis Communications, Inc.*  $15,889,088
-----------------------------------------------------------
Agency/Government--1.3%
 345,300       Federal National Mortgage Assn.  10,963,275
-----------------------------------------------------------
Airlines--2.7%
 176,500       AMR Corp.*                       13,921,438
 334,100       Southwest Airlines Co.            8,268,975
-----------------------------------------------------------
                                                22,190,413
-----------------------------------------------------------
Auto/Original Equipment Manufacturer--1.6%
 391,900       Lear Corp.*                      13,324,600
-----------------------------------------------------------
Auto/Vehicle--2.6%
 664,900       Ford Motor Co.                   21,609,250
-----------------------------------------------------------
Banks--6.0%
 263,700       BankAmerica Corp.                21,030,075
 323,000       NationsBank Corp.                27,737,625
-----------------------------------------------------------
                                                48,767,700
-----------------------------------------------------------
Chemicals-Commodity--2.1%
 700,400       Geon Co.                         16,897,150
-----------------------------------------------------------
Commercial Services--0.7%
 183,400       Ecolab Inc.                       5,662,475
-----------------------------------------------------------
Communications Services Companies--1.8%
 278,200       AT&T Corp.                       14,501,175
-----------------------------------------------------------
Communications Technology--1.3%
 293,700       Lucent Technologies, Inc.        10,903,613
-----------------------------------------------------------
Computers & Peripherals--3.6%
 543,100       Compaq Computer Corp.*           29,734,725
-----------------------------------------------------------
Defense--2.8%
 226,800       McDonnell Douglas Corp.          10,149,300
 187,500       Northrop Grumman Corp.           12,890,625
-----------------------------------------------------------
                                                23,039,925
-----------------------------------------------------------
Department Stores--6.5%
 658,400       Dillard Department Stores, Inc.  20,657,300
 198,100       JC Penney Inc.                    9,855,475
 963,000       Walmart Stores, Inc.             23,112,000
-----------------------------------------------------------
                                                53,624,775
-----------------------------------------------------------

-----------------------------------------------------------
Shares         Description                           Value
-----------------------------------------------------------
Electric Utilities--1.4%
 669,400       Long Island Lighting Co.        $11,379,793
-----------------------------------------------------------
Food--0.7%
 494,100       Chiquita Brands International,
               Inc.*                             5,929,200
-----------------------------------------------------------
Forest Products--2.9%
 273,500       Georgia Pacific Corp.            20,444,125
 270,100       Stone Container Corp.             3,376,250
-----------------------------------------------------------
                                                23,820,375
-----------------------------------------------------------
Health Suppliers/Services--6.4%
 471,100       Baxter International, Inc.       19,609,538
 477,500       Fisher Scientific
               International, Inc.              18,562,813
 277,600       Perkin-Elmer Corp.               14,504,600
-----------------------------------------------------------
                                                52,676,951
-----------------------------------------------------------
Healthcare Management--7.8%
 275,560       Aetna Inc.                       16,016,925
 337,400       Beverly Enterprises, Inc.*        3,205,300
 325,100       Columbia HCA Healthcare          16,661,375
 427,400       Health Systems International,
               Inc.*                             8,441,150
 1,021,400     Tenet Healthcare Corp.*          19,789,625
-----------------------------------------------------------
                                                64,114,375
-----------------------------------------------------------
Insurance-Life --1.3%
 254,100       Lincoln National Corp.           10,831,013
-----------------------------------------------------------
Insurance-Property & Casualty--3.7%
 540,250       Integon Corp.                    10,602,406
 703,800       PartnerRe Holding                19,882,350
===========================================================
                                                30,484,756
-----------------------------------------------------------
Integrated Oil--6.2%
 68,700        Amoco Corp.                       4,594,313
 52,700        Atlantic Richfield Co.            6,113,200
 90,900        Mobil Corp.                      10,033,088
 41,200        Royal Dutch Petroleum ADR         6,216,050
 284,800       Texaco Inc.                      24,208,000
-----------------------------------------------------------
                                                51,164,651
-----------------------------------------------------------
Investment Brokers & Managers--1.6%
 571,000       Lehman Brothers Holdings, Inc.   13,204,375
-----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares         Description                           Value
-----------------------------------------------------------
Common Stocks (continued)
Logistics/Trucking--1.8%
 620,200       Consolidated Freightways, Inc.  $12,171,425
 75,650        Trinity Industries, Inc.          2,354,606
-----------------------------------------------------------
                                                14,526,031
-----------------------------------------------------------
Logistics/Rails--1.0%
 368,800       Canadian Pacific Ltd.             8,021,400
-----------------------------------------------------------
Media/Entertainment--1.1%
 130,900       Knight Ridder, Inc.               8,573,950
-----------------------------------------------------------
Packaging--1.2%
 614,000       Owens Illinois Corp.*             9,593,750
-----------------------------------------------------------
Semiconductors & Electronics--4.4%
 219,700       Avnet Inc.                        9,584,413
 353,500       Intel Corp.                      26,556,688
-----------------------------------------------------------
                                                36,141,101
-----------------------------------------------------------
Specialty Finance--4.6%
 495,400       First USA, Inc.                  24,212,675
 455,950       MBNA Corp.                       12,709,606
-----------------------------------------------------------
                                                36,922,281
-----------------------------------------------------------
Supermarkets--0.5%
 273,400       Fleming Companies, Inc.           4,135,175
-----------------------------------------------------------
Technology Capital Goods--5.9%
 325,700       Applied Materials Inc.*           7,776,088
 310,300       Millipore Corp.                  10,588,988
 724,700       Pall Corp.                       17,483,388
 745,700       Silicon Valley Group, Inc.*      12,257,444
-----------------------------------------------------------
                                                48,105,908
-----------------------------------------------------------
Tires & Other Related Rubber Products--3.0%
 430,100       Cooper Tire & Rubber Co.          8,118,138
 362,400       Goodyear Tire & Rubber Co.       16,036,200
-----------------------------------------------------------
                                                24,154,338
-----------------------------------------------------------
Tobacco--4.4%
 347,400       Philip Morris Companies, Inc.    36,346,725
===========================================================
Total Common Stocks
   (Cost $692,081,557)                        $777,234,312
-----------------------------------------------------------
Shares        Description                           Value
-----------------------------------------------------------
Preferred Stocks--0.1%
Healthcare Management--0.1%
 10,658        Aetna Inc.                      $   667,407
-----------------------------------------------------------
Total Preferred Stocks
   (Cost $696,088)                             $   667,407
===========================================================
Contracts   Description                              Value
-----------------------------------------------------------
Repurchase Agreement--5.7%
$46,600,000 Joint Repurchase Agreement
            Account
            5.69%, 08/01/96                    $46,600,000
-----------------------------------------------------------
Total Repurchase Agreement
   (Cost $46,600,000)                          $46,600,000
===========================================================
Contracts   Description                              Value
-----------------------------------------------------------
Options--0.1%
       217  S&P 500 Index Put Strike 625
            expiring 09/21/96                  $   219,713
       467  S&P 500 Index Put Strike 600
            expiring 09/21/96                      256,850
-----------------------------------------------------------
Total Options
   (Cost $611,171)                             $   476,563
-----------------------------------------------------------
Total Investments
   (Cost $739,988,816)(a)                     $824,978,282
===========================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                $112,642,432
   Gross unrealized loss for investments in
      which cost exceeds value                 (28,494,723)
-----------------------------------------------------------
   Net unrealized gain                         $84,147,709
-----------------------------------------------------------

*Non-income producing security.

(a)The aggregate cost for federal income tax purposes is $740,830,573.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund currently emphasizes stocks with market capitalizations of $500 million or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many pure growth small-cap funds that invest in companies with high multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using our own rigorous fundamental research, which includes meeting with a company's management and considering a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review: Strong Fund Returns Despite a
Sharp Correction in Small Caps

-------------------------------------------------------------------
                                Fund Total Return     Russell 2000
                                  (based on net          Total
                                   asset value)          Return
                                   ------------          ------

Class A  (1/31/96 - 7/31/96)         22.38%              0.87%

Class B  (5/1/96 - 7/31/96)*          1.59%             -9.03%

-------------------------------------------------------------------


* Performance for Class B shares is from their inception through the end of the period. Class B performance assumes no redemption has been made and therefore does not reflect the effects of the contingent deferred sales charge.

     Though small-cap stocks generally performed well through May, outpacing large-cap stocks, a sharp market correction during June and July impacted small caps significantly. Especially hard hit in the sell-off were a number of formerly high-flying technology stocks, some of which had risen sharply based more on investor optimism than sustainable business fundamentals.

     Despite the challenging market conditions, the fund's Class A and Class B shares significantly outperformed their benchmark, the Russell 2000 index, during the period under review. However, Class B shares were affected along with the benchmark by the difficult market environment during the brief period since their inception.

     For the 12 months ended July 31, 1996, the fund's Class A shares ranked within the top 20% of the Lipper small company growth fund category (52 out of 338) according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked because they did not exist during the full period.)

     In general, the type of stocks the fund owned fared better than the benchmark for several reasons:


 .    Our holdings had generally stronger fundamentals and more attractive valuations than the market as a whole.

 .    The fund held a number of quality companies that had experienced temporary difficulties, but investors were valuing them as if the difficulties were permanent. As their fundamentals improved and investor concerns receded, the shares of these companies rebounded.

 .    Many of our positions were (and to a large extent remain) relatively undiscovered by the market and therefore were less affected by the reduction of overinflated expectations that impacted other, more widely followed stocks.

     A number of stocks contributed to the fund's strong performance, particularly in the consumer services, consumer nondurables and technology sectors. Within consumer services, several of the fund's long-term holdings that had declined in 1995 rebounded strongly during early 1996, including retailers such as Brookstone, Inc. (specialty retailer), J. Baker, Inc. (specialty apparel and discount shoes) and Levitz Furniture, Inc. (furniture retailer). Other investments that benefited from improved investor awareness were consumer nondurables such as American Safety Razor Co. (razor blades) and Morningstar Group, Inc. (specialty foods).

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)


--------------------------------------------------------------------------------
     Though many technology stocks fell during the period, the fund's technology holdings were among its best performers. Catalog marketers Black Box Corp. (private-label communications and networking products) and Multiple Zones International, Inc. (brand-name computer-related products) both rose as the market began to recognize their strong growth potential and low valuations.

     As of July 31, the fund's largest holding was Movado Group, Inc. (formerly known as North American Watch Corp.), the owner of the Movado, Concord and Esquire watch brands and the exclusive distributor of the Piaget and Corum brands. Though the stock declined during the period under review, the underlying business continued to perform well.

     Disappointing performers included Amphenol Corp. (coaxial cable and connector manufacturer), where a slowdown in domestic coaxial cable demand impacted earnings, and Central Maine Power Co., which suffered from rising interest rates and uncertainty surrounding deregulation in the utility industry. In both cases we used the price declines to add to our original positions.

New Investments in Health Care, Technology and Specialty Insurance Stocks

     During the period, we continued to widen our search for attractive investments across various industry sectors. The fund's largest sector increase was in health care, where we found several stocks at attractive valuation levels that we believe offer long-term growth potential. These investments, TheraTx, Inc., Sun Healthcare Group, Inc., and Mariner Health Group, Inc., all provide long-term care services and had declined in price due to both industry-related and company-specific issues, many of which have been (or are expected to be) resolved.

     New technology investments focused on companies that we believe are positioned to participate in the long-term growth in technology but are not dependent on any single product or type of service. These included Multiple Zones International, noted earlier, and DecisionOne Corp., the leading independent provider of computer hardware, software and maintenance support services to U.S. companies. Other new additions were IPC Holdings Ltd. and Terra Nova Bermuda Holdings, both in the catastrophe reinsurance business, which have historically earned higher (albeit more volatile) returns on their invested capital than the average commodity insurance company.


----------------------------------------------------------------------
 Top 10 Portfolio Holdings as of July 31, 1996

                                                            Percentage
                                                             of Total
 Company                               Line of Business     Net Assets


Movado Group, Inc.                   Luxury and Affordable     6.4%
                                       Watches

Black Box Corp.                      Catalog Marketer of       4.8%
                                       Networking Products

Multiple Zones                       Catalog Marketer of       4.0%
 International, Inc.                   Computer-Related
                                       Products

American Safety Razor Co.            Private Label             4.0%
                                       Consumer Products


Morningstar Group, Inc.              Specialty Food            3.5%
                                       Products

Brookstone, Inc.                     Specialty Retailer        3.5%

Sun Healthcare Group, Inc.           Health Care               3.1%
                                       Services

Mortons Restaurant Group, Inc.       Restaurants               3.0%


TheraTx, Inc.                        Health Care Services      3.0%


Amphenol Corp.                       Cable and Connector       2.8%

----------------------------------------------------------------------

What We Sold

     We sold several positions at substantial gains after they reached or exceeded our target prices, including Nimbus CD International, Inc. (CD and CD-ROM manufacturer) and The Paul Revere Corp. (insurance). We also liquidated Automated Security Holdings and Intersolv, Inc., due to disappointing company fundamentals.

Outlook

     In our opinion, the correction in small-cap stocks during June and July resulted in a number of interesting values, particularly in companies where the market has overreacted to current and potentially temporary issues rather than focusing on underlying fundamentals. One possible area of opportunity is "busted" initial public offerings (IPOs), stocks that went public at excessive valuations but have recently fallen to more interesting levels. We continue to believe that our current holdings should offer the potential for above-average returns through the compounding of sustainable internal growth and the advantageous reinvestment of excess cash flow.

/s/ Paul D. Farrell

Paul D. Farrell
Portfolio Manager

August 31, 1996

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares         Description                           Value
-----------------------------------------------------------
Common Stocks--97.7%
Auto/Original Equipment Manufacturer--1.9%
 190,100       APS Holding Corp.*              $ 4,110,913
-----------------------------------------------------------
Banks--1.8%
 165,500       Dime Bancorp, Inc.*               2,048,063
 26,100        GP Financial Corp.*                 825,413
 38,100        Peoples Bank Co.                    800,100
-----------------------------------------------------------
                                                 3,673,576
-----------------------------------------------------------
Commercial Products--2.4%
 215,200       Figgie International, Inc.
               Class A*                          2,663,100
 210,600       Figgie International, Inc.
               Class B*                          2,474,550
-----------------------------------------------------------
                                                 5,137,650
-----------------------------------------------------------
Commercial Services--1.6%
 539,200       Opinion Research Corp.*           3,437,400
-----------------------------------------------------------
Computers & Peripherals--11.6%
 409,402       Black Box Corp.*                 10,081,524
 262,400       Decisionone Corp.*                5,871,200
 476,400       Multiple Zones International,
               Inc.*                             8,456,100
-----------------------------------------------------------
                                                24,408,824
-----------------------------------------------------------
Consumer Staples--4.0%
 740,900       American Safety Razor Co.*        8,427,738
-----------------------------------------------------------
Electrical Equipment--2.0%
 268,700       Carbide/Graphite Group*           4,299,200
-----------------------------------------------------------
Electric Utilities--1.1%
 186,400       Central Maine Power Co.           2,236,800
-----------------------------------------------------------
Food Producers--6.5%
 374,600       Alpine Lace Brands, Inc.*         2,036,888
 705,500       Morningstar Group, Inc.*          7,495,938
 190,500       Ralcorp Holdings Inc.*            4,119,563
-----------------------------------------------------------
                                                13,652,389
-----------------------------------------------------------
Gaming--2.5%
 204,700       Trump Hotels & Casino Resorts,
               Inc.                              5,373,375
-----------------------------------------------------------
Healthcare Management--10.3%

 285,200       Health Systems International,
               Inc.*                             5,632,700
 178,000       Mariner Health Group, Inc.*       3,181,750
 508,900       Sun Healthcare Group, Inc.*       6,488,475
 371,600       Theratx, Inc.*                    6,363,650
-----------------------------------------------------------
                                                21,666,575
-----------------------------------------------------------
Shares        Description                           Value
-----------------------------------------------------------
Common Stocks (continued)
Home Furnishing & Services--1.7%
 308,800       Congoleum Corp.*                $ 3,512,600
-----------------------------------------------------------
Insurance-Life --1.3%
 139,100       John Alden Financial Corp.        2,799,388
-----------------------------------------------------------
Insurance-Property & Casualty--8.6%
 173,900       Horace Mann Educators Co.         5,434,375
 238,900       IPC Information Systems, Inc.*    4,748,138
 177,900       Risk Capital Holdings, Inc.*      3,091,013
 297,700       Terra Nova Bermuda Holdings       4,986,475
-----------------------------------------------------------
                                                18,260,001
-----------------------------------------------------------
Insurance Specialty--0.9%
 86,100        Old Rep International Corp.       1,808,100
-----------------------------------------------------------
Jewelry--6.4%
 715,600       Movado Group, Inc.               13,417,500
-----------------------------------------------------------
Logistics/Trucking--1.3%
 105,400       Landstar Systems, Inc.*           2,714,050
-----------------------------------------------------------
Media/Entertainment--3.9%
 350,600       Hollinger International, Inc.     3,593,650
 484,100       International Post Ltd.*          1,936,400
 189,000       Platinum Entertainment Inc.*      2,693,250
-----------------------------------------------------------
                                                 8,223,300
-----------------------------------------------------------
Packaging--2.2%
 317,200       Shorewood Packaging Corp.*        4,678,700
-----------------------------------------------------------
Printing--0.3%
 25,400        Devon Group, Inc.*                  698,500
-----------------------------------------------------------
Real Estate--0.8%
 84,300        Insignia Financial Group,
               Inc.*                             1,707,075
-----------------------------------------------------------
Restaurants & Hotels--5.6%
 240,000       IHOP Corp.*                       5,520,000
 399,300       Mortons Restaurant Group,
               Inc.*                             6,388,800
-----------------------------------------------------------
                                                11,908,800
-----------------------------------------------------------
Retail Hardgoods--7.8%
 737,000       Brookstone Inc.*                  7,370,000
 265,500       Finlay Enterprises, Inc.*         3,584,250
 625,300       Levitz Furniture, Inc.*           3,048,338
 855,940       Musicland Stores Corp.*           2,460,822
-----------------------------------------------------------
                                                16,463,410
-----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares         Description                           Value
-----------------------------------------------------------
Common Stocks (continued)
Semiconductors & Electronics--4.4%

 311,100       Amphenol Corp.*                 $ 5,988,675
 173,500       Dupont Photomasks, Inc.*          3,296,500
-----------------------------------------------------------
                                                 9,285,175
-----------------------------------------------------------
Specialty Retail--5.9%

 850,400       J. Baker, Inc.                    5,527,600
 200,700       General Nutrition Companies,
               Inc.*                             2,859,975
 460,420       Supercuts, Inc.*                  4,028,675
-----------------------------------------------------------
                                                 12,416,250
-----------------------------------------------------------
Technology Capital Goods--0.8%

 82,800        Cincinnati Milacron, Inc.         1,635,300
-----------------------------------------------------------
Textiles--0.1%

 19,700        Authentic Fitness Corp.             256,100
-----------------------------------------------------------
Total Common Stocks
   (Cost $203,381,875)                         $206,208,689
-----------------------------------------------------------
Principal
Amount         Description                          Value
-----------------------------------------------------------
Corporate Bonds--0.2%
-----------------------------------------------------------
$500,000  J. Baker, Inc.
          7.00%, 06/01/02                      $   395,000
-----------------------------------------------------------
Total Corporate Bonds
   (Cost $500,000)                             $   395,000
-----------------------------------------------------------
Repurchase Agreement--0.2%
-----------------------------------------------------------
$500,000  Joint Repurchase Agreement Account
          5.69%, 08/01/96                      $   500,000
-----------------------------------------------------------
Total Repurchase Agreement
   (Cost $500,000)                             $   500,000
-----------------------------------------------------------

Contracts       Description                         Value
-----------------------------------------------------------
Options--0.8%

   1,000  S&P 500 Index Put Strike 640
          expiring 09/21/96                    $ 1,500,000
     100  S&P 500 Index Put Strike 650
          expiring 12/20/96                        260,000
-----------------------------------------------------------
Total Options
   (Cost $1,160,775)                           $ 1,760,000
-----------------------------------------------------------
Total Investments
   (Cost $205,542,650) (a)                     $208,863,689
-----------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                 $28,470,098
   Gross unrealized loss for investments in
      which cost exceeds value                 (25,334,574)
-----------------------------------------------------------
   Net unrealized gain                         $ 3,135,524
-----------------------------------------------------------

*Non-income producing security.

(a)The aggregate cost for federal income tax purposes is $205,728,165.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on selecting attractively valued companies with strong, competitive positions in industries expected to grow. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

Performance Review:  European and Japanese Holdings Contributed to Strong
Results

-----------------------------------------------------------------
                                                     FT/S&P
                                    Fund Total      Actuaries
                                      Return        Europe &
                                   (based on net  Pacific Index
                                    asset value)   Total Return
                                   -------------  -------------
 Class A (1/31/96 - 7/31/96)            9.83%         1.16%
 Class B (5/1/96 - 7/31/96)*           -0.21%        -4.32%
 Institutional (2/7/96 - 7/31/96)*      8.54%         0.42%
 Service (3/6/96 - 7/31/96)*            6.72%         0.74%
-----------------------------------------------------------------

* Performance for Class B, Institutional and Service shares is from their inception through the end of the period. Class B performance assumes no redemption has been made and therefore does not reflect the effects of the contingent deferred sales charge.

     During the period under review, the fund's Class A, Class B, Institutional and Service shares all significantly outperformed the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("EuroPac") unhedged. EuroPac is a market capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region calculated on monthly basis.

 .    The fund's positive performance was primarily due to successful stock selection. During the first half of the period, the fund's positions in Europe performed particularly well, where an emphasis on high-quality companies in growing industries worked to its advantage, while the fund's Japanese holdings were especially strong during the second half of the period.

 .    Other favorable factors were the fund's underweighted position in cyclical stocks, which came under pressure during the period, and the inclusion of a number of outstanding mid-capitalization companies, which did better than large-capitalization companies in Europe.

 .    Finally, though the fund's neutral currency strategy is unhedged, we opportunistically hedged a portion of its Japanese yen and Deutsche mark exposure during the first half of the period, which helped performance as the U.S. dollar rose. By the end of the period, we had eliminated all of the fund's hedges, which worked in the fund's favor when the dollar fell in July.

     The fund's Class A shares did significantly better than most of its peers, ranking third out of 308 international equity funds based on total return as tracked by Lipper Analytical Services, Inc. for the 12-month period ended July 31, 1996. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B, Institutional and Service shares were not ranked because they did not exist during the full period.)

     While the fund's Class B shares outperformed the benchmark, their absolute performance was weak due to the difficult period in the European equity markets since their inception in May.

Portfolio Composition:  Fund Was Widely Diversified by Country and Industry

     As of July 31, 1996, approximately 93% of the fund's net assets were invested in common stocks and 7% in cash equivalents, and the fund held positions in 53 companies based in 17 countries. In terms of total net assets, the five largest country exposures were Japan (33.6%), the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
U.K. (10.9%), Sweden (7.8%), Switzerland (6.2%) and Germany (5.0%).

 .    Europe. As of July 31, 1996, 46% of the portfolio was invested in European stocks, in line with the benchmark's allocation. Though European markets began the year with favorable upward momentum, after the first quarter of 1996 corporate earnings expectations were generally downgraded due to slower than expected economic growth. Despite the lackluster economic conditions, a number of the fund's long-term holdings continued to achieve strong results. These included Fresenius AG (Germany), a major producer of kidney dialysis and other medical equipment, which more than doubled during the period on news of its proposed merger with W.R. Grace's medical equipment division in the United States; Randstad Holdings (Netherlands), the leading temporary help organization in its market, which benefited from significant growth in its major markets; and Securitas (Sweden), the largest security services company in Europe, which consolidated its position through some important acquisitions. Other top performers were Adidas AG (Germany), a sports clothing manufacturer, due to higher than expected revenue growth and cost savings realized by moving production from Germany to less expensive Asian markets, and Comptoirs Modernes (France), a supermarket chain operator, after the market started to recognize the strong growth prospects of its diversification into new countries.

     New investments included Ecco (France), expected to become the largest temporary employment agency worldwide after its proposed merger with Adia; Sandoz (Switzerland), a major pharmaceutical company that announced its proposed merger with Ciba Geigy; and Misys plc (U.K.), a computer service provider primarily for the European insurance and banking industry.

 .    Japan. As of July 31, the fund's substantial allocation in Japan (33.6%)
was nevertheless underweighted compared with the benchmark (41.8%). Though the Japanese market soared during March and April, equities declined sharply in July when the market was impacted by a sell-off in the U.S. technology sector. As a result, the total return of the Japanese market declined by 1.8% (as measured by the TOPIX index in yen), for the six months ended July 31. The fund's Japanese positions generally performed well, primarily due to our successful stock selection as well as our avoidance of some of the poorest performing sectors, such as banks and electric utility stocks. Top performers included Mirai Industry, which has captured a leading market share in electric cable, pipes, wiring boxes and other electric wiring, and continued to achieve better than expected earnings through new products and cost reduction; Santen Pharmaceutical Co., one of the largest ophthalmic drug manufacturers in Japan, which achieved very stable, strong earnings growth; Terumo Corp., a leading manufacturer of disposable medical supplies that benefited from new management; and Inaba Denkisangyo, a manufacturer of air conditioner equipment, which has benefited from the significant sales growth of air conditioners.

     Japanese stocks added during the period included Canon Inc., a manufacturer of office equipment, cameras and computer peripherals, and SMC, a manufacturer of pneumatic control equipment, which has an over 50% share in its domestic market. The company has recently expanded its direct distribution channels in North America, Europe and Asia.

 .    Asia-Pacific. Approximately 13% of the fund was invested in Asia (outside
Japan), compared with 9.5% for the benchmark, with the fund's largest country allocation in Hong Kong (3.9%). A year-end 1995 rebound in the region's equity markets extended into the early months of the period under review, but most Asian markets faltered by mid-period due to a host of country-specific and regional concerns. One of the fund's best performers in the region was Woodside Petroleum, an Australian-based oil and gas explorer and producer, which is growing strong cash flows from its Northwest shelf development and its existing exploration program. New Asian

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)


--------------------------------------------------------------------------------
investments included Leader Universal Holdings, the leading manufacturer of power and telecom cable in Malaysia, which successfully expanded its client base outside Malaysia and recently built a new factory to increase its capacity.

---------------------------------------------------------------------
 Top 10 Portfolio Holdings as of July 31, 1996
                                                          Percentage
                                                           of Total
 Company                  Country      Line of Business   Net Assets
 Fresenius AG             Germany      Health Care            2.7%
 Sandoz                   Switzerland  Pharmaceuticals        2.5%
 Mitsubishi Heavy         Japan        Heavy Machinery        2.4%
  Industries                            Manufacturer
 Adidas AG                Germany      Sporting Goods         2.3%
                                        Manufacturer
 Mitsui Marine & Fire     Japan        Insurance              2.3%
 Wolters Kluwer           Netherlands  Professional and       2.3%
                                        Technical
                                        Publishing
 Securitas                Sweden       Security Services      2.3%
 Randstad Holdings        Netherlands  Temporary Help         2.2%
                                        Services
 Santen                   Japan        Ophthalmic             2.2%
  Pharmaceutical Co.                    Pharmaceuticals
 Electrocomponents        U.K.         Catalog                2.1%
                                        Distributor of
                                        Industrial
                                        Components
---------------------------------------------------------------------

Outlook

     For the remainder of the year, we believe the performance of international markets will generally remain positive, though large gains are likely to be more difficult to achieve. We believe that stock market valuations may remain favorable, provided that companies in aggregate achieve or exceed the market's expectations for earnings growth. Our generally positive outlook for European equities is somewhat tempered by the possibility that the region might achieve slower than expected economic growth, which could result in a weakening of corporate earnings momentum. Japanese stocks appear to be supported by the country's low interest rates, relatively weak yen and continued recovery in corporate earnings, but large-cap stocks are still relatively expensive. In addition, the Japanese market is vulnerable if the central bank tightens monetary policy or the yen strengthens, so we intend to remain cautious investors. Despite a recent increase in volatility in Asia, we believe that the long-term outlook for the region remains favorable. In Hong Kong, strong interim corporate earnings and rising property prices are positive and Singapore's market still appears attractive as well.

     In general, we intend to continue to focus on individual companies with the potential to grow regardless of the economic environment, and we are encouraged by the positive developments in companies currently held by the fund.

     In closing, we appreciate your continued support and we look forward to continuing to help you achieve your investment goals in the future.


/s/ Roderick D. Jack

Roderick D. Jack
Portfolio Manager, London


/s/ Marcel J. Jongen

Marcel Jongen
Portfolio Manager, London


/s/ Shogo Maeda

Shogo Maeda
Portfolio Manager, Tokyo


/s/ Warwick M. Negus

Warwick M. Negus
Portfolio Manager, Singapore

August 31, 1996

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares         Description                           Value
===========================================================
Common Stocks--92.7%
Australian Dollar--2.4%
 1,837,000     Boral Ltd.* (Building           $ 4,418,803
               Materials)
 1,099,955     Woodside Petroleum, Ltd.*
               (Oil & Gas)                       6,610,450
-----------------------------------------------------------
                                                11,029,253
-----------------------------------------------------------
Austrian Schilling--1.7%
 105,400       Oesterreichische Elektrizita*
               (Utilities)                       7,853,752
-----------------------------------------------------------
Belgian Franc--0.1%
 1,701         Colruyt SA* (Food-Retailer)         588,542
-----------------------------------------------------------
British Pound Sterling--10.9%
 1,095,569     British Airport Authority*
               (Airport Operator)                7,821,841
 1,699,378     Electrocomponents* (Wholesale
               Trade)                            9,714,130
 793,710       Farnell Electronics*
               (Electronics)                     7,691,419
 671,000       Misys PLC* (Computer Software
               and Services)                     7,984,368
 1,455,700     Rentokil Group* (Business
               Services)                         8,808,015
 540,000       Siebe* (Electrical Equipment
               Manufacturer)                     7,391,507
-----------------------------------------------------------
                                                49,411,280
-----------------------------------------------------------
Deutschemark--5.0%
 135,900       Adidas AG* (Sportswear)          10,614,303
 65,110        Fresenius AG* (Health Care)      12,315,359
-----------------------------------------------------------
                                                22,929,662
-----------------------------------------------------------
French Franc--3.7%
 20,431        Comptoirs Modernes*(Retail)       9,463,795
 163,630       Seita* (Tobacco)                  7,232,265
-----------------------------------------------------------
                                                16,696,060
-----------------------------------------------------------
Hong Kong Dollar--3.9%
 571,800       HSBC Holdings (Commercial Bank)   9,131,587
 890,000       Sun Hung Kai Properties*
               (Real Estate)                     8,401,329
-----------------------------------------------------------
                                                17,532,916
-----------------------------------------------------------
Irish Pound--2.0%
 1,301,014     Bank of Ireland (Commercial
               Banks)                          $ 9,154,659
-----------------------------------------------------------
Italian Lira--2.0%
 2,310,500     Telecom Italia Mobile*
               (Utilities)                       4,834,445
 3,574,000     Telecom Italia Mobile (Di
               Risp Shares)* (Utilities)         4,355,210
-----------------------------------------------------------
                                                 9,189,655
-----------------------------------------------------------
Japanese Yen--33.6%
 477,000       Canon, Inc.* (Office
               Equipment Manufacturer)           9,025,713
 290,000       Hoya Corp.* (Optical Glass
               Manufacturer)                     8,801,461
 257,400       Inaba Denkisangyo*
               (Industrial)                      6,606,492
 333,000       Kokuyo Co., Ltd.* (Office
               Equipment Manufacturer)           9,233,104
 72,000        Kyocera Corp.* (Electronics)      4,930,167
 375,000       Max Co.* (Office Equipment
               Manufacturer)                     7,938,738
 218,900       Mirai Industry Co.*
               (Electrical Equipment
               Manufacturer)                     6,746,110
 804,000       Mitsubishi Electric CP*
               (Electrical Equipment)            5,271,884
 1,303,000     Mitsubishi Heavy Industries,
               Ltd.* (Aerospace/Defense)        11,045,993
 1,420,000     Mitsui Marine & Fire*            10,534,776
               (Insurance)
 414,100       Santen Pharmaceutical Co.*
               (Pharmaceuticals)                10,085,336
 69,700        Sanyo Shinpan Financial*
               (Financial)                       4,544,162
 243,000       Shimachu* (Retail-Furniture)      7,670,929
 118,500       SMC* (Machinery)                  9,213,152
 255,000       Sumitomo Electric Industries,
               Ltd.* (Electronics-Equipment)     3,535,197
 390,000       Taikisha Ltd.* (Capital
               Goods)                            7,854,433
 160,000       TDK Corp.* (Electronics)          9,277,317

--------------------------------------------------------------------------------
The accompanying notes area an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares         Description                           Value
===========================================================
Common Stocks (continued)
Japanese Yen (continued)
 466,000       Terumo Corp.* (Health Care)      $ 5,587,373
 270,000       Tostem Corp.* (Building            8,245,047
               Materials)
 158,800       York Benimaru*                     6,664,081
               (Food-Retailer)
-----------------------------------------------------------
                                                152,811,465
-----------------------------------------------------------
Malaysian Ringgit--3.2%
 1,078,000     Commerce Asset Holdings*
               (Commercial Banks)                 6,090,151
 3,398,000     Leader Universal Holdings*
               (Metals-Diversified)               8,373,147
-----------------------------------------------------------
                                                 14,463,298
-----------------------------------------------------------
Netherlands Guilder--4.5%
 138,180       Randstad Holdings* (Temporary
               Help)                             10,160,909
 90,396        Wolters Kluwer* (Publishing)      10,515,107
-----------------------------------------------------------
                                                 20,676,016
-----------------------------------------------------------
Singapore Dollar--1.8%
 1,301,000     Singapore Land* (Real Estate)      8,332,071
-----------------------------------------------------------
Spanish Peseta--1.8%
 46,595        Banco Popular* (Commercial
               Banks)                             8,052,495
-----------------------------------------------------------
Swedish Krona--7.8%
 359,300       Ericsson Telecommunications*
               (Communications)                   7,201,327
 268,440       Hoganas AB* (Metals-Products)      8,831,732
 420,970       Securitas* (Commercial            10,379,541
               Services)
 3,109,100     Swedish Match AB* (Tobacco)        9,170,832
-----------------------------------------------------------
                                                 35,583,432
-----------------------------------------------------------
Swiss Franc--6.2%
 35,938        Adia SA Br* (Commercial            8,824,666
               Services)
 5,366         Cie Financiere Richemont AG*
               (Luxury Products)                  8,179,195
 10,200        Sandoz AG* (Pharmaceuticals)      11,381,609
-----------------------------------------------------------
                                                 28,385,470
-----------------------------------------------------------

-----------------------------------------------------------

Shares         Description                           Value
===========================================================
Common Stocks (continued)
Thai Baht--2.1%
 492,300       Bangkok Bank* (Commercial
               Banks)                           $ 5,811,509
 1,147,000     Electricity Generating Public
               Co. - Alien Market*                3,612,205
               (Utilities)
-----------------------------------------------------------
                                                  9,423,714
-----------------------------------------------------------
Total Common Stocks
  (Cost $357,336,033)                          $422,113,740
===========================================================

Principal
Amount         Description                           Value
===========================================================
Short-Term Obligation--6.9%
-----------------------------------------------------------
               State Street Bank & Trust
               Euro-Time Deposit, 5.63%,
$31,502,385    08/01/96                        $ 31,502,385
-----------------------------------------------------------
Total Short-Term Obligation
   (Cost $31,502,385)                          $ 31,502,385
===========================================================
Total Investments
   (Cost $388,838,418)/(a)/                    $453,616,125
===========================================================

===========================================================
Federal Income Tax Information:
   Gross unrealized gain for investments
      in which value exceeds cost              $ 74,189,513
   Gross unrealized loss for investments
      in which cost exceeds value                (9,600,240)
-----------------------------------------------------------
   Net unrealized gain                         $ 64,589,273
===========================================================

* Non-income producing security.
/(a)/ The aggregate cost for federal income tax purposes is $389,008,465.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------


===========================================================
Common Stock Industry Concentrations*
===========================================================
Commercial Banks                                      8.5%
Office Equipment Manufacturer                         5.8%
Electronics                                           4.8%
Pharmaceuticals                                       4.7%
Utilities                                             4.5%
Commercial Services                                   4.2%
Health Care                                           3.9%
Real Estate                                           3.7%
Tobacco                                               3.6%
Electrical Equipment Manufacturer                     3.1%
Building Materials                                    2.8%
Aerospace/Defense                                     2.4%
Sportswear                                            2.3%
Insurance                                             2.3%
Publishing                                            2.3%
Temporary Help                                        2.2%
Wholesale Trade                                       2.1%
Retail                                                2.1%
Machinery                                             2.0%
Metals-Products                                       1.9%
Business Services                                     1.9%
Optical Glass Manufacturer                            1.9%
Metals-Diversified                                    1.8%
Luxury Products                                       1.8%
Computer Software and Services                        1.8%
Capital Goods                                         1.7%
Airport Operator                                      1.7%
Retail-Furniture                                      1.7%
Food Retailer                                         1.6%
Communications                                        1.6%
Oil & Gas                                             1.5%
Industrial                                            1.5%
Electrical Equipment                                  1.2%
Financial                                             1.0%
Electronics-Equipment                                 0.8%
-----------------------------------------------------------
Total Common Stock                                   92.7%
===========================================================

*Industry market value as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets, including China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

     We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

     While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in one country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

Market Overview: Asian Equity Markets Faltered Due to a Host of Regional
Concerns

     The performance of most Asian equity markets was weak during the six-month period ended July 31, 1996. A year-end rally in the region extended into mid-February, ending when Asian markets experienced broad selling pressure due to volatility in the U.S. market, tension between Taiwan and China preceding the Taiwanese election, and uncertainty surrounding the Korean election. The region briefly rebounded from mid-March through April, led by India, Korea and Indonesia, but most Asian markets came under pressure again from May through July. A number of country-specific factors depressed equities, including short-term negative economic data in Malaysia, turmoil at Thailand's central bank, an investigation of government corruption in Korea and political upheaval in Indonesia. In addition, exports have slowed throughout Asia, principally due to a weakening electronics market. As a result of the region's recent difficulties, cash flows into the Asian markets have slowed from their robust year-end levels, though inflows continue to be significantly higher than last year.

     India was the best performing Asian market by a wide margin for the period under review, returning over 20%. Most of India's gains occurred during the first half of the period, when investor optimism prior to the country's May election and strong corporate earnings helped restore confidence in its market. Other markets that had moderately positive returns for the period included Malaysia and the Philippines, while Thailand and Singapore declined significantly. After its strong showing in 1995, the Hong Kong market declined approximately 6% during the period, due to concerns relating to its reversion of sovereignty to China in 1997 and its exposure to U.S. interest rate movements.

Performance Review:

Fund Performed in Line With the Benchmark
-------------------------------------------------------------------
                                          Fund Total
                                            Return       MSCI AC
                                          (based on     Asia Free
                                             net        (Ex Japan)
                                         asset value)     Index +
                                         ------------     -------
 Class A  (1/31/96 - 7/31/96)               -5.70%       -5.80%
 Class B  (5/1/96 - 7/31/96)*              -10.28%      -10.29%
 Institutional  (2/2/96 - 7/31/96)*         -6.14%       -6.09%
------------------------------------------------------------------

* Performance for Class B and Institutional shares is from their inception through the end of the period. Class B performance assumes no redemption has been made and therefore does not reflect the effects of the contingent deferred sales charge.

+    Represents a price-only index that does not reflect reinvested dividends.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     We are pleased to note that the fund performed well relative to its peers. For the 12-month period ended July 31, 1996, the fund's Class A shares ranked in the top quartile of the Pacific Excluding Japan fund category (11 out of 49), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B and Institutional shares were not ranked because they did not exist during the full period.)

     While the fund's absolute results reflected the general weakness of the Asian markets during the period, its competitive relative performance was due to the positive results from a number of the fund's holdings, as well as its overweighting in India and the Philippines, two of the region's best performing markets.

Successful Stock Selection Added Value in India, Thailand and Malaysia

     Several of the fund's investments in India, the strongest regional market, did particularly well during the period. These included Mahindra & Mahindra, Ltd., India's largest utility vehicle manufacturer, which rose on expectations that the company's operating margin will continue to improve, and Hindustan Lever, Ltd., 51% owned by Unilever in the Netherlands, which experienced expanding sales volume with both the number one shampoo and the number one detergent in India. Other top investments included Industrial Finance Corporation of Thailand (IFCT), a major development finance company specializing in providing financing for emerging companies, which substantially outperformed its market primarily due to its strong operating results. In addition, Road Builder Malaysia Holdings, a contractor specializing in civil engineering and road construction, recently won several new construction contracts and is well positioned to benefit from the Malaysian government's commitment to improve the country's infrastructure.

     Investments that did not meet our expectations included Mulia Industrindo, an Indonesian manufacturer of high-quality glass and ceramic tile products, which was impacted by a price war resulting from substantial additional capacity in Indonesia and the rest of the region. In Singapore, Overseas Union Bank Ltd. came under pressure due to concerns that mortgage demand might slow as a result of the government's efforts to limit property prices. Overseas Union Bank's earnings for the first half of 1996 were the strongest among Singapore's four largest banks, and we believe investors' concerns are exaggerated.

Portfolio Composition

     As of July 31, 1996, 94.4% of the fund's total net assets were invested in equity securities and 5.6% were in cash equivalents. By country, the fund's five heaviest concentrations were in Hong Kong (26.5%), Malaysia (14.4%), Singapore (10.8%), India (10.3%) and Thailand (9.8%). As of July 31, the portfolio was overweighted relative to the Index in India, Indonesia, the Philippines and South Korea, slightly underweighted in Hong Kong, and significantly underweighted in Singapore and Malaysia.

New Additions in India, Hong Kong and Malaysia

     During the period, we added several investments in India, including Colgate-Palmolive India, Ltd., which has a dominant position in personal care products, a strong brand franchise and robust cash flows, and Hindustan Lever, as noted. In Hong Kong, new positions included Wing Hang Bank Ltd., a provider of banking, foreign exchange and treasury services, which benefits from its superior product range, low-cost operations and above-average loan growth, and Asia Satellite Telecommunications Holdings Ltd., a leading satellite owner and operator in the Asia-Pacific region with prime orbital slots that are expected to result in high utilization rates and fees. We also initiated a position in Leader Universal Holdings, the leading manufacturer of power and telecom cable in Malaysia, which has successfully expanded its client base outside Malaysia and has built a new factory that will increase its capacity in higher margin power cables by 50%.
--------------------------------------------------------------------------------

Letter to Shareholders
----------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)

----------------------------------------------------------------------
 Top 10 Portfolio Holdings as of July 31, 1996
                                                          Percentage
                                                            of Total
 Company             Country           Line of Business    Net Assets

 Swire Pacific Ltd.  Hong Kong         Conglomerate           3.5%
 Tenaga Nasional     Malaysia          Utility                3.5%
  Berhad
 Metropolitan Bank   Philippines       Banking and Finance    3.4%
  & Trust
 Korea Mobile        Korea             Telecommunications     3.4%
  Telecommunications
 JCG Holdings Ltd.   Hong Kong         Banking and Finance    3.3%
 Industrial Finance  Thailand          Banking and Finance    3.2%
  Corporation of
  Thailand
 Asia Satellite      Hong Kong         Telecommunications     3.2%
  Telecommunications
 HKR International   Hong Kong         Property               3.1%
  Ltd.
 Wing Hang Bank Ltd. Hong Kong         Banking and Finance    3.1%
 Hong Kong Electric  Hong Kong         Utility                3.1%
----------------------------------------------------------------------
Stocks Sold

     Sales during the period were primarily "trimmings" of positions that had appreciated. However, we sold the fund's entire position in Hong Kong Land Holdings, a property investment company, because its management was not actively seeking new business opportunities.

Outlook

     Despite the difficult environment for Asian equities during recent months, we continue to believe in the region's long-term potential. In our opinion, the decline in Asian exports is not indicative of a loss of competitiveness but is instead related to the low U.S. demand for consumer goods, slow economic growth in Europe and slightly slower growth within Asia itself. In September, the benchmark will change its allocations by doubling its weighting in Korea and establishing a new weighting in Taiwan, and we are actively seeking attractive new investments in those countries. In other markets, we have an increasingly favorable view of Hong Kong, due to its strong interim corporate earnings and rising property prices, and we are moderately optimistic regarding Indonesia, despite its recent political unrest. In contrast, Thailand appears to be suffering from lingering problems and a rebound in that market may be more difficult. We intend to continue to closely monitor the changing political and economic conditions of the markets in which we invest and will adjust the fund's allocations appropriately.

     We thank you for your support in what has been a volatile period for the Asian markets. We urge investors to take a long-term view based on our belief that Asian markets continue to offer investors attractive growth potential.


/s/ Warwick M. Negus

Warwick M. Negus
Portfolio Manager, Singapore


/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager, Singapore

August 31, 1996
--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares       Description                             Value
-----------------------------------------------------------
Common Stocks--94.2%
Hong Kong Dollar--26.5%
 2,762,500   Asia Satellite Tel.               $ 8,144,647
             (Telecommunications)
 7,124,400   HKR International Ltd.
             (Real Estate)                       7,968,921
 2,678,000   Hong Kong Electric Holdings
             (Utility)                           7,878,202
 1,311,000   Hutchison Whampoa
             (Conglomerates)                     7,832,129
 9,985,666   JCG Holdings Ltd.
             (Financial Services)                8,522,286
 6,169,400   San Miguel Brewery Ltd.
             (Breweries)                         2,632,643
 806,000     Sun Hung Kai Property Co.
             (Real Estate)                       7,608,395
 1,055,000   Swire Pacific Ltd. "A"
             (Transportation)                    9,038,024
 1,998,500   Wing Hang Bank Ltd.
             (Financial Services)                7,959,577
-----------------------------------------------------------
                                                67,584,824
-----------------------------------------------------------
Indian Rupee--10.3%
 20,000      Brook Bond Lipton India Ltd.          208,268
             (Foods)
 182,900     Colgate Palmolive*
             (Consumer Goods)                    1,306,613
 176,450     Hindustan Lever Ltd.
             (Household Products)                4,243,262
 439,400     Larsen & Toubro Ltd. GDR
             (Engineering)                       7,085,325
 10,000      Larsen & Toubro Ltd.
             (Engineering)                          70,522
 434,250     Mahindra & Mahindra Ltd.
             (Auto Engineer)                     4,177,130
 165,750     Mahindra & Mahindra GDR
             (Autos and Trucks)                  1,906,125
 48,400      Niit Limited
             (Computers)                           363,171
 446,600     Tata Engineering & Locomotive
             Co. GDS (Engineering)             $ 6,810,650
-----------------------------------------------------------
                                                26,171,066
-----------------------------------------------------------
Indonesian Rupiah--8.5%
 2,126,000   PT Bank of Bali - Foreign
             (Banking)                           4,407,506
 1,470,625   Indofood Sukses Makmur - Foreign
             (Foods)                             6,035,097
 2,513,000   PT Jaya Real Property - Foreign
             (Property)                          3,740,378
 7,458,719   Mulia Industrindo - Foreign
             (Manufacturing)                     7,452,928
-----------------------------------------------------------
                                                21,635,909
-----------------------------------------------------------
Malaysian Ringgit--14.4%
 1,267,000   Commerce Asset Holdings
             (Conglomerate)                      7,157,905
 2,696,000   Leader Universal Holdings
             (Electronics)                       6,643,321
 1,803,000   Road Builder Malaysia Holdings
             (Construction)                      7,513,102
 2,098,000   Tenaga National Berhad              8,826,428
             (Utility)
 998,000     United Engineers Malaysia*
             (Construction)                      6,717,846
-----------------------------------------------------------
                                                36,858,602
-----------------------------------------------------------
Philippine Peso--6.0%
 22,500,000  Centennial City Inc.
             (Real Estate)                       3,734,974
 408,455     Metropolitan Bank and Trust
             (Banking)                           8,650,736
 32,500      Philippine Commercial
             International Bank
             (Banking)                             424,776
 1,850,000   Pilipino Telephone Corp.
             (Telecommunications)                2,435,604
 36,900      San Miguel Corp. "B"
             (Brewing)                             104,201
-----------------------------------------------------------
                                                15,350,291
===========================================================

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------

Shares       Description                             Value
===========================================================
Common Stocks (continued)
Singapore Dollar--10.8%
 722,100     Far East-Levingston Shipbuilding
             (Oil & Gas)                       $ 3,423,728
 894,500     Overseas Union Bank - Foreign
             (Banking)                           5,317,246
 1,138,000   Singapore Land
             (Real Estate)                       7,288,161
 314,000     Singapore Press Holdings -
             Foreign
             (Printing & Publishing)             5,466,280
 1,918,000   Straits Steamship Land
             (Conglomerate)                      6,026,410
-----------------------------------------------------------
                                                27,521,825
-----------------------------------------------------------
South Korean Won--7.9%
 374,000     Korea Electric Power Corp. ADR
             (Utility)                           7,713,750
 4,620       Korea Mobile Telecommunications
             Corp. (Telecommunications)          6,375,589
 130,000     Korea Mobile Telecommunications
             Corp. ADR (Telecommunications)      2,177,500
 5,940       Samsung Fire & Marine Insurance
             (Insurance)                         3,794,066
-----------------------------------------------------------
                                                20,060,905
-----------------------------------------------------------
Thai Baht--9.8%
 3,664,273   Bangkok Metropolitan Bank -
             Foreign (Banking)                   2,286,179
 741,200     Electricity Generating Public
             Co. (Utility)                       2,143,385
 943,900     Electricity Generating Public
             Co. - Foreign (Utility)             2,972,590
 2,072,000   Industrial Finance Corp -
             Foreign (Financial Services)        8,125,812
 93,500      Industrial Finance Corp -
             (Financial Services)                  366,681
 2,823,900   Siam Panich Leasing - Foreign
             (Financial Services)                2,237,284
 681,700     Thai Farmers Bank Public -
             Foreign (Financial Services)        6,697,100
-----------------------------------------------------------
                                                24,829,031
-----------------------------------------------------------
Total Common Stocks
   (Cost $232,751,915)                        $240,012,453
===========================================================

Shares      Description                             Value
-----------------------------------------------------------
Warrants--0.2%
    353,750  Straits Steamship Land 12/12/00
             (Conglomerate)                    $   425,571
-----------------------------------------------------------
Total Warrants
   (Cost $197,764)                             $   425,571
===========================================================
Principal
Amount        Description                            Value
===========================================================
Corporate Bonds--0.2%
Malaysian Ringgit--0.2%
MYR           United Engineers Malaysia
1,012,000     4.00%, 05/22/99                  $   583,893
-----------------------------------------------------------
Total Corporate Bonds
   (Cost $514,021)                             $   583,893
===========================================================
Short-Term Obligations--5.6%
  $14,257,938 State Street Bank & Trust
              Euro-Time Deposit, 5.63%,        $14,257,938
              08/01/96
-----------------------------------------------------------
Total Short-Term Obligations
   (Cost $14,257,938)                          $14,257,938
===========================================================
Total Investments
   (Cost $247,721,638)/(a)/                   $255,279,855
===========================================================

===========================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                $ 22,877,020
   Gross unrealized loss for investments in
      which cost exceeds value                 (16,105,292)
===========================================================
   Net unrealized gain                        $  6,771,728
===========================================================
*Non-income producing security.

/(a)/ The aggregate cost for federal income tax purposes is $247,745,859.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

-----------------------------------------------------------

-----------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
July 31, 1996
(Unaudited)

-----------------------------------------------------------


-----------------------------------------------------------
Common Stock Industry Concentrations*
-----------------------------------------------------------
Financial Services                                   13.4%
Utilities                                            11.6%
Real Estate                                          10.4%
Banking                                               8.4%
Conglomerates                                         8.2%
Telecommunications                                    7.5%
Construction                                          5.6%
Engineering                                           5.6%
Transportation                                        3.5%
Manufacturing                                         2.9%
Electronics                                           2.6%
Foods                                                 2.4%
Printing and Publishing                               2.1%
Household Products                                    1.7%
Auto Engineers                                        1.6%
Insurance                                             1.5%
Property                                              1.5%
Oil and Gas                                           1.3%
Breweries                                             1.1%
Autos and Trucks                                      0.7%
Consumer Goods                                        0.5%
Computers                                             0.1%
-----------------------------------------------------------
Total Common Stock                                   94.2%
-----------------------------------------------------------
*Industry market value as a percentage of total net assets.

-----------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
July 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

                                                                     Goldman Sachs  Goldman Sachs
                                                                       Balanced     Select Equity
                                                                         Fund           Fund
                                                                   ------------------------------
Assets:
Investments in securities, at value (identified cost $62,392,116,
   $224,656,296, $431,613,862, $739,988,816, $205,542,650,
   $388,838,418 and $247,721,638, respectively)                       $64,211,062   $262,040,015
Cash                                                                       18,090         75,643
Receivables:
   Investment securities sold                                           2,389,703           --
   Forward foreign currency exchange contracts                               --             --
   Fund shares sold                                                       126,465      1,034,529
   Dividends and interest                                                 369,992        358,929
Deferred organization expenses, net                                        42,944           --
Other assets                                                               89,837         34,781
------------------------------------------------------------------------------------------------
Total assets                                                           67,248,093    263,543,897
------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                      8,630,207      1,031,613
   Forward foreign currency exchange contracts                               --             --
   Fund shares repurchased                                                 72,254        245,270
   Amounts owed to affiliates                                              63,484        195,543
Accrued expenses and other liabilities                                     54,596        103,933
------------------------------------------------------------------------------------------------
Total liabilities                                                       8,820,541      1,576,359
------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                        54,145,872    216,756,702
Accumulated undistributed net investment income (loss)                    393,969      1,556,946
Accumulated undistributed (distributions in excess of) net realized
   gain (loss) on investment, option and futures transactions           2,066,055      6,270,171
Accumulated net realized foreign currency gain (loss)                        --             --
Net unrealized gain on investments, options and futures                 1,821,656     37,383,719
Net unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                         --             --
------------------------------------------------------------------------------------------------
Net assets                                                            $58,427,552   $261,967,538
------------------------------------------------------------------------------------------------

                                                                   Class A          Class B          Class A          Class B
                                                                -------------    -------------    -------------    -------------
Total shares of beneficial interest outstanding,
   $.001 par value (100,000,000 and 25,000,000
   shares authorized for each Class A and B,                        3,369,492           13,937        8,147,163          134,398
   respectively)
Net asset and Class A redemption value per share (a)                   $17.27           $17.26           $19.93           $19.90
Maximum public offering price per share (Class A NAV
   x 1.0582)                                                           $18.28           $17.26           $21.09           $19.90
                                                                Institutional          Service    Institutional          Service
                                                                -------------    -------------    -------------    -------------
Total shares of beneficial interest outstanding,
   $.001 par value (50,000,000 shares per each class
   authorized)                                                        --                 --           4,809,477           26,468
Net asset value, offering and redemption price per share              --                 --              $20.06           $19.93
--------------------------------------------------------------------------------------------------------------------------------
(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
   Goldman Sachs            Goldman Sachs           Goldman Sachs           Goldman Sachs            Goldman Sachs
    Growth and              Capital Growth         Small Cap Equity      International Equity         Asia Growth
    Income Fund                 Fund                     Fund                    Fund                    Fund
---------------------------------------------------------------------------------------------------------------------
  $470,429,541             $824,978,282             $208,863,689             $453,616,125             $255,279,855
        71,158                   66,279                   73,823                   56,558                  558,774

     4,818,624                7,161,970                3,223,212                9,741,783                  537,340
            --                       --                       --                  488,116                       --
       978,191                  370,783                  286,579                2,877,628                2,697,975
       490,285                  864,244                   68,859                  640,303                  314,271
        28,955                       --                   22,889                   23,422                   93,055
         9,689                   11,149                    1,700                  175,830                   81,857
----------------------------------------------------------------------------------------------------------------------
   476,826,443              833,452,707              212,540,751              467,619,765              259,563,127
----------------------------------------------------------------------------------------------------------------------


     5,572,233               11,623,678                  916,462                8,609,103                2,058,668
            --                       --                       --                2,338,180                       --
       454,950                  652,481                   82,149                  439,209                1,284,130
       400,160                  939,694                  287,906                  521,966                  341,005
        81,810                   28,887                  100,648                  402,542                  961,011
----------------------------------------------------------------------------------------------------------------------
     6,509,153               13,244,740                1,387,165               12,311,000                4,644,814
----------------------------------------------------------------------------------------------------------------------

   401,130,451              650,246,137              197,394,219              382,033,487              255,141,353
     1,608,067                3,918,068                 (828,724)               1,089,493                (984,166)

    28,763,093               81,054,296               11,267,052                5,976,907              (5,808,122)
            --                       --                       --                1,249,545                (224,011)
    38,815,679               84,989,466                3,321,039               66,705,786                7,972,137


            --                       --                       --              (1,746,453)               (1,178,878)
----------------------------------------------------------------------------------------------------------------------
  $470,317,290             $820,207,967             $211,153,586             $455,308,765             $254,918,313
----------------------------------------------------------------------------------------------------------------------
   Class A  Class B       Class A   Class B         Class A  Class B      Class A    Class B     Class A    Class B
 ---------- --------     ---------- ---------      --------- -------    ---------- ----------   ----------- --------
 23,131,801  106,312     54,480,662   57,043      9,946,293   33,923    22,437,524   194,806     16,092,733   94,577
     $20.22   $20.18         $15.04   $15.02         $21.16   $21.12        $18.89    $18.87         $15.55   $15.53

     $21.40   $20.18         $15.92   $15.02         $22.39   $21.12        $19.99    $18.87         $16.46   $15.53
Institutional  Service  Institutional  Service  Institutional  Service  Institutional  Service  Institutional  Service
-------------  -------  -------------  -------  -------------  -------  -------------  -------  -------------  -------
          624   30,041       --           --         --           --        1,466,561    5,056        212,883     --

       $20.21   $20.21       --           --         --           --           $18.94   $18.89         $15.59     --
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Six Months Ended July 31, 1996
(Unaudited)
--------------------------------------------------------------------------------

                                                                                        Goldman Sachs     Goldman Sachs
                                                                                          Balanced        Select Equity
                                                                                            Fund              Fund
                                                                                        --------------------------------
Investment income:
Dividends (net of withholding taxes)/(a)/                                               $  461,958         $ 2,454,588
Interest                                                                                   961,064             250,369
------------------------------------------------------------------------------------------------------------------------
Total income                                                                             1,423,022           2,704,957
------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees                                                                   139,661             583,764
Administration fees                                                                         41,898             291,875
Distribution fees                                                                           69,972             192,385
Authorized dealer service fees                                                              69,830             190,811
Custodian fees                                                                              42,313              39,661
Transfer agent fees                                                                         64,600             122,723
Registration fees                                                                           17,641              36,584
Professional fees                                                                           31,775              37,246
Amortization of deferred organization expenses                                               6,697               9,549
Directors' fees                                                                                450               1,777
Other                                                                                        4,603              18,913
------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                             489,440           1,525,288
Less--expenses reimbursable and fees waived by Goldman Sachs                              (209,904)           (290,423)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                               279,536           1,234,865
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                             1,143,486           1,470,092
------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                               1,382,527           4,788,835
   Options transactions                                                                        --                  --
   Futures transactions                                                                    (69,740)           (287,574)
   Foreign currency related transactions                                                       --                  --
Net change in unrealized gain (loss) on:
   Investments                                                                          (1,693,866)         (4,316,083)
   Options                                                                                     --                  --
   Futures                                                                                 (73,009)            (24,625)
   Translation of assets and liabilities denominated in foreign currencies                     --                  --
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                  (454,088)            160,553
------------------------------------------------------------------------------------------------------------------------
Net increase(decrease) in net assets resulting from operations                          $  689,398         $ 1,630,645
========================================================================================================================

/(a)/ For the Balanced, Select Equity, Growth and Income, Capital Growth, Small
      Cap Equity, International Equity and Asia Growth Funds, taxes withheld were $159, $28,269, $3,030, $23,513, $4,211, $524,808 and $244,632,
      respectively.

--------------------------------------  ----------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------------------------------------
      Goldman Sachs       Goldman Sachs       Goldman Sachs         Goldman Sachs            Goldman Sachs
    Growth and Income    Capital Growth     Small Cap Equity     International Equity         Asia Growth
           Fund               Fund                Fund                   Fund                    Fund
=============================================================================================================
 $  7,268,800            $  7,774,644            $    457,446            $  3,516,075            $  2,337,402
      549,748               1,476,917                 358,191                 616,757                 362,631
-------------------------------------------------------------------------------------------------------------
    7,818,548               9,251,561                 815,637               4,132,832               2,700,033
-------------------------------------------------------------------------------------------------------------

    1,279,343               3,232,951                 791,378               1,481,408                 915,795
      348,912               1,077,651                 263,793                 493,803                 305,276
      582,886               1,078,330                 264,344                 475,914                 300,729
      581,412               1,077,650                 263,793                 473,977                 299,817
       49,585                  61,855                  33,303                 427,423                 282,532
      338,738                 372,553                 213,148                 223,837                 157,743
       31,932                  20,228                  16,420                  46,781                  34,875
       36,002                  44,208                  35,754                  41,423                  54,352
        9,530                      --                   9,320                   8,754                  15,769
        3,341                   6,713                   1,894                   3,187                   1,872
       34,824                  46,024                  14,732                  32,158                  19,406
-------------------------------------------------------------------------------------------------------------
    3,296,505               7,018,163               1,907,879               3,708,665               2,388,166
     (548,885)             (1,077,310)               (263,518)               (437,643)               (334,503)
-------------------------------------------------------------------------------------------------------------
    2,747,620               5,940,853               1,644,361               3,271,022               2,053,663
-------------------------------------------------------------------------------------------------------------
    5,070,928               3,310,708                (828,724)                861,810                 646,370
-------------------------------------------------------------------------------------------------------------


   22,277,285              27,575,231              19,749,069              14,537,093               2,547,872
     (419,629)                858,142               1,007,493                (587,615)                     --
           --                      --                      --                      --                (141,910)
           --                      --                      --               2,520,028                (572,773)

  (18,876,919)            (22,201,331)             21,029,868              14,451,294             (19,219,123)
      (73,842)               (134,608)                599,225                      --                      --
           --                      --                      --                      --                      --
           --                      --                      --               2,417,426                 216,804
-------------------------------------------------------------------------------------------------------------

    2,906,895               6,097,434              42,385,655              33,338,226             (17,169,130)
-------------------------------------------------------------------------------------------------------------
 $  7,977,823            $  9,408,142            $ 41,556,931            $ 34,200,036            $(16,522,760 )
=============================================================================================================

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended July 31, 1996
(Unaudited)
--------------------------------------------------------------------------------

                                                                                       Goldman Sachs               Goldman Sachs
                                                                                         Balanced                  Select Equity
                                                                                           Fund                        Fund
                                                                                      ---------------------------------------------
From operations:
Net investment income (loss)                                                           $  1,143,486               $    1,470,092
Net realized gain on investment, option and futures transactions                          1,312,787                    4,501,261
Net realized gain (loss) on foreign currency related transactions                                --                           --
Net change in unrealized gain (loss) on investments, options and futures                 (1,766,875)                  (4,340,708)
Net change in unrealized gain on translation of assets and liabilities
   denominated in foreign currencies                                                             --                           --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             689,398                    1,630,645
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income/(a)/                                                                 (874,821)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                        (874,821)                          --
-----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                        10,198,544                   78,646,378
Reinvestment of dividends and distributions                                                 799,342                           --
Cost of shares repurchased                                                               (3,312,918)                 (12,183,963)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                   7,684,968                   66,462,415
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                 7,499,545                   68,093,060

Net assets:
Beginning of period                                                                      50,928,007                  193,874,478
------------------------------------------------------------------------------------------------------------------------------------

End of period                                                                           $58,427,552                $ 261,967,538
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions in excess of) net investment income(loss)      $   393,969                $   1,556,946
------------------------------------------------------------------------------------------------------------------------------------

/(a)/The Balanced Fund's Class A and Class B shares paid distributions of
     $873,839 and $982, respectively. The Growth and Income Fund's Class A, Class B, Institutional and Service shares paid distributions of $3,513,596, $5,232, $38 and $82, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs                Goldman Sachs               Goldman Sachs                Goldman Sachs               Goldman Sachs
  Growth and Income             Capital Growth                 Small Cap                  International                Asia Growth
         Fund                        Fund                     Equity Fund                  Equity Fund                    Fund
------------------------------------------------------------------------------------------------------------------------------------
   $  5,070,928                 $   3,310,708               $    (828,724)               $     861,810               $     646,370
     21,857,656                    28,433,373                  20,756,562                   13,949,478                   2,405,962
             --                            --                          --                    2,520,028                    (572,773)
    (18,950,761)                  (22,335,939)                 21,629,093                   14,451,294                 (19,219,123)

             --                            --                          --                    2,417,426                     216,804
-----------------------------------------------------------------------------------------------------------------------------------
      7,977,823                     9,408,142                  41,556,931                   34,200,036                 (16,522,760)
-----------------------------------------------------------------------------------------------------------------------------------

     (3,518,948)                           --                          --                           --                          --
-----------------------------------------------------------------------------------------------------------------------------------
     (3,518,948)                           --                          --                           --                          --
-----------------------------------------------------------------------------------------------------------------------------------

     58,633,617                    38,935,492                  24,723,368                  131,962,517                  86,102,997
      3,297,083                            --                          --                           --                          --
    (32,828,857)                 (109,191,731)                (60,120,686)                 (41,713,609)                (20,200,633)
-----------------------------------------------------------------------------------------------------------------------------------
     29,101,843                   (70,256,239)                (35,397,318)                  90,248,908                  65,902,364
-----------------------------------------------------------------------------------------------------------------------------------
     33,560,718                   (60,848,097)                  6,159,613                  124,448,944                  49,379,604

    436,756,572                   881,056,064                 204,993,973                  330,859,821                 205,538,709
------------------------------------------------------------------------------------------------------------------------------------
   $470,317,290                  $820,207,967                $211,153,586                 $455,308,765                $254,918,313
------------------------------------------------------------------------------------------------------------------------------------
   $  1,608,067                  $  3,918,068                $   (828,724)              $    1,089,493                $   (984,166)
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1996

--------------------------------------------------------------------------------

                                                                                      Goldman Sachs                Goldman Sachs
                                                                                         Balanced                  Select Equity
                                                                                           Fund                        Fund
                                                                                    ------------------------------------------------
From operations:
Net investment income (loss)                                                          $  1,083,645                $   1,518,160
Net realized gain (loss) on investment, option and futures transactions                  1,715,887                    4,687,943
Net realized gain on foreign currency related transactions                                      --                           --
Net change in unrealized gain on investments, options and futures                        3,518,420                   37,068,509
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                            --                           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     6,317,952                   43,274,612
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                                                (991,655)                  (1,610,216)
In excess of net investment income                                                              --                           --
From net realized gain on investment, option and futures transactions                     (962,754)                  (3,527,188)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (1,954,409)                  (5,137,404)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       41,736,040                  102,149,318
Reinvestment of dividends and distributions                                              1,802,563                    4,880,575
Cost of shares repurchased                                                              (4,483,707)                 (46,260,132)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 39,054,896                   60,769,761
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                               43,418,439                   98,906,969
Net assets:
Beginning of year                                                                        7,509,568                   94,967,509
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                                           $ 50,928,007                $ 193,874,478
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income          $    125,304                $      86,854
------------------------------------------------------------------------------------------------------------------------------------
Summary of share transactions:
                                                                                         Class A         Class A      Institutional
                                                                                      -------------- --------------  --------------
Shares sold                                                                              2,578,356      2,479,285      3,220,915
Reinvestment of dividends and distributions                                                108,023        161,481         97,993
Shares repurchased                                                                        (271,753)    (2,578,247)       (30,492)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                            2,414,626         62,519      3,288,416
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
     Goldman Sachs             Goldman Sachs               Goldman Sachs               Goldman Sachs              Goldman Sachs
   Growth and Income          Capital Growth                 Small Cap                 International               Asia Growth
         Fund                      Fund                     Equity Fund                 Equity Fund                   Fund
=================================================================================================================================
    $  5,307,925                $   6,032,534               $  (1,717,759)              $    725,369               $  1,643,482
      18,815,320                  188,790,639                  (5,033,599)                (8,757,936)                (5,766,395)
              --                           --                          --                 21,213,851                    416,433
      58,081,439                   53,559,848                  30,594,034                 69,834,990                 42,480,420

              --                           --                          --                (12,612,130)                (1,710,833)
----------------------------------------------------------------------------------------------------------------------------------
      82,204,684                  248,383,021                  23,842,676                 70,404,144                 37,063,107
----------------------------------------------------------------------------------------------------------------------------------

      (5,300,032)                  (6,289,354)                         --                 (9,491,864)                (1,787,451)
              --                          --                           --                         --                 (1,657,672)
     (11,998,907)                (139,713,660)                   (161,357)               (14,089,155)                        --
----------------------------------------------------------------------------------------------------------------------------------
     (17,298,939)                (146,003,014)                   (161,357)               (23,581,019)                (3,445,123)
----------------------------------------------------------------------------------------------------------------------------------

     199,623,973                  144,529,476                  56,891,181                 85,900,104                 88,560,430
      16,219,024                  131,979,456                     149,801                 21,651,092                  2,951,847
     (37,764,413)                (359,937,680)               (195,215,538)               (98,600,969)               (43,889,831)
----------------------------------------------------------------------------------------------------------------------------------
     178,078,584                  (83,428,748)               (138,174,556)                 8,950,227                 47,622,446
----------------------------------------------------------------------------------------------------------------------------------
     242,984,329                   18,951,259                (114,493,237)                55,773,352                 81,240,430

     193,772,243                  862,104,805                 319,487,210                275,086,469                124,298,279
==================================================================================================================================
    $436,756,572                $ 881,056,064               $ 204,993,973               $330,859,821               $205,538,709
==================================================================================================================================
    $     56,087                $     607,360               $          --               $    227,683               $ (1,630,536)
==================================================================================================================================

      Class A                     Class A                     Class A                     Class A                    Class A
    -------------              ---------------             ---------------             --------------             --------------
      10,766,604                    9,130,715                   3,285,739                  5,082,572                  5,830,049
         848,870                    9,145,811                       8,585                  1,286,112                    197,978
      (2,027,335)                 (22,215,374)                (11,228,873)                (6,067,690)                (2,898,305)
----------------------------------------------------------------------------------------------------------------------------------
       9,588,139                   (3,938,848)                 (7,934,549)                   300,994                  3,129,722
==================================================================================================================================

--------------------------------------  ----------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
July 31, 1996
(Unaudited)

--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares - Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares - Class A and Class B.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued at their last sale or closing price on the principal exchange on which they are traded or NASDAQ, on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C.  Mortgage Dollar Rolls
-------------------------

The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a

--------------------------------------------------------------------------------
segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

    Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. The aggregate principal amounts of the contracts for which delivery is anticipated are reflected in the Funds' accounts, while the aggregate principal amounts are reflected net in the accompanying Statements of Assets and Liabilities if the Fund intends to settle the contract prior to delivery. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

    Asia Growth Fund had approximately $184,000 and $5,623,000 at October 31, 1995 (the Fund's tax year end) of capital loss carryforward expiring in 2002 and 2003, respectively, for federal tax purposes. The Small Cap Equity Fund had approximately $2,438,000 of capital loss carryforward at January 31, 1996 (the Fund's tax year end) expiring in 2004. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

G.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------------------

H.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the Funds based on each Fund's relative average net assets for the period.

    Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service Shares separately bear a service fee.

I.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

    Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

J.  Futures Contracts
---------------------

The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

    Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, for book purposes, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

    GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

    Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding advisory, administration, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .11%, .24% and
 .24% of the average daily net assets of the funds, respectively.

    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B redemption fee imposed and has advised the Company that it retained approximately $53,000, $192,000, $255,000, $170,000, $56,000,
$543,000 and $685,000 during the six months ended July 31, 1996 for the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

    The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.

    The Company, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------------------
   For the six months ended July 31, 1996, the advisors, administrator and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows(in thousands):


                                                             Reimburse-
                             Admin-    Class A  Reimburse-      ment
    Fund           Adviser  istrator    12b-1      ment     Outstanding
-----------------------------------------------------------------------
Balanced             --        --         70       140          35
Select Equity        70       117         30        73          22
Growth and
 Income              --        --        549        --          --
Capital
 Growth              --        --      1,077        --          --
Small Cap
 Equity              --        --        264        --          --
International
 Equity              50       198         76       114         114
Asia Growth          49       122         48       116          80

    The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

At July 31, 1996, the amounts owed to affiliates were as follows(in thousands):

                                           Authorized
                          Admin-   Distri-   Dealer    Transfer
    Fund       Adviser  istration  bution    Service     Agent     Total
------------------------------------------------------------------------
Balanced          26        8        1         10          18       63
Select Equity     95       33       29         34           5      196
Growth and
 Income          219       60       17         93          11      400
Capital
 Growth          524      175        1        168          72      940
Small Cap
 Equity          137       45        1         43          62      288
International
 Equity          283       57       78         84          20      522
Asia Growth      160       34       48         49          50      341

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the six months ended July 31, 1996, were as follows:

                                               Sales or
Fund                           Purchases       Maturities
--------                      -------------    -----------
Balanced                      $75,597,532      $65,655,564
Select Equity                 104,988,645       35,448,084
Growth and Income             179,751,509      134,334,970
Capital Growth                207,867,619      283,523,196
Small Cap Equity               89,820,984      123,331,064
International Equity          172,086,871       87,844,726
Asia Growth                   115,125,636       57,181,021

    Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities (excluding short-term investment and options) for the Balanced Fund in the amounts of $52,586,514 and $48,305,320, respectively.

    For the six months ended July 31, 1996, purchased option transactions in the Growth and Income Fund were as follows:


Put Options Purchased                           Cost
----------------------------------------------------------
Balance outstanding, beginning of period    $      --
Options purchased                               857,534
Options expired                                (419,629)
Options sold                                       --
----------------------------------------------------------
Cost at end of period                       $   437,905
----------------------------------------------------------

    For the six months ended July 31, 1996, purchased option transactions in the Capital Growth Fund were as follow:

Put Options Purchased                           Cost
-------------------------------------------------------

Balance outstanding, beginning of period    $     --
Options purchased                             2,217,530
Options expired                                (620,663)
Options sold                                   (985,696)
----------------------------------------------------------
Cost at end of period                       $   611,171
----------------------------------------------------------

    For the six months ended July 31, 1996, purchased option transactions in the Small Cap Equity Fund were as follows:

Put Options Purchased                           Cost
---------------------------------------------------------
Balance outstanding, beginning of period    $     --
Options purchased                             2,813,171
Options expired
Options sold                                 (1,652,396)
----------------------------------------------------------
Cost at end of period                       $  1,160,775
==========================================================

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   For the six months ended July 31, 1996, purchased option transactions in the International Equity Fund were as follows:

Put Options Purchased                           Cost
----------------------------------------------------------
Balance outstanding, beginning of period        $      --
Options purchased                                  587,615
Options expired                                   (587,615)
Options sold                                           --
----------------------------------------------------------
Cost at end of period                           $      --
==========================================================

    Certain risks arise related to call and put options from the possible inability of counterparties to meet terms of their contracts.

    At July 31, 1996, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

----------------------------------------------------------
                      Value on                 Unrealized
 Foreign Currency    Settlement      Current      Gain
  Sale Contracts        Date          Value      (Loss)
----------------------------------------------------------
Belgian Franc
   expiring 9/9/96   $   793,925  $   800,233   $  (6,308)

Hong Kong Dollar
   expiring 8/7/96    16,830,970   16,849,518     (18,548)

Japanese Yen
   expiring 8/2/96       846,657      848,362      (1,705)

Swedish Krona
   expiring 8/7/96     6,787,096    6,706,119      80,977
   expiring 8/7/96    17,539,789   17,977,374    (437,585)
----------------------------------------------------------
Total Foreign
   Currency Sale
   Contracts         $42,798,437  $43,181,606   $(383,169)
==========================================================

----------------------------------------------------------
                      Value on                 Unrealized
 Foreign Currency    Settlement      Current      Gain
Purchase Contracts      Date          Value      (Loss)
----------------------------------------------------------
Deutschemark
   expiring 8/7/96   $ 6,787,096  $ 6,825,351   $  38,255
   expiring 9/4/96    14,521,834   14,805,230     283,396
   expiring 9/9/96     2,994,171    3,015,235      21,064
----------------------------------------------------------
Total Foreign
  Currency
  Purchase Contracts $24,303,101  $24,645,816   $ 342,715
==========================================================

    The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At July 31, 1996, the International Equity Fund had sufficient cash and securities to cover any commitments under these contracts.

    The International Equity Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $488,116 and $2,338,180, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts are $64,424 and $1,874,034, respectively, related to forward contracts closed but not settled as of July 31, 1996.

    For the six months ended July 31, 1996, Goldman Sachs earned approximately $4,000, $41,000, $258,000, $12,000 and $52,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Company's custodian, or at sub-custodians. Goldman Sachs monitors the market value of the underlying securities by pricing them daily.

6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM, transfer uninvested cash balances into joint

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1996
(Unaudited)

--------------------------------------------------------------------------------

accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1996, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had a .83%,
 .73%, 1.40%, 5.02% and .05%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $7,700,000, $6,800,000, $13,000,000 and $46,600,000 and $500,000, respectively, in principal amount. At July 31, 1996, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

---------------------------------------------------------------
Principal        Interest      Maturity          Amortized
Amount             Rate          Date               Cost
---------------------------------------------------------------
Chase Securities, dated 07/31/96, repurchase price
  $150,023,875 (U.S. Treasury Notes: $153,000,745, $4.75%-6.75%
  02/15/97-03/31/97)
$150,000,000      5.73%       08/01/96        $ 150,000,000

Daiwa Securities, dated 07/31/96, repurchase price
  $230,035,938 (U.S. Treasury Bills: $234,600,349,
  12/12/96-01/09/97)
 230,000,000      5.63        08/01/96          230,000,000

Lehman Government Securities, dated 07/31/96, repurchase
  price $548,486,830 (U.S. Treasury Notes: $222,651,777,
  5.50%-8.50%, 02/15/00-04/15/00; U.S. Treasury Stripped
  Securities: $336,589,485, 11/15/96-02/15/03)
 548,400,000      5.70        08/01/96          548,400,000
---------------------------------------------------------------
Total Joint Repurchase Agreement Account      $ 928,400,000
---------------------------------------------------------------

7.  Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the Select Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1996, the Funds did not have any borrowings under these facilities.

8.  Transactions With Affiliated Companies

A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the six month period ended July 31, 1996, which are considered to be affiliates of Small Cap Equity are as follows (dollar amounts in thousands):

                        Purchase     Sales       Realized     Dividend   Market
Affiliate Name          at Cost     Proceeds    Gain/(Loss)    Income     Value
--------------------------------------------------------------------------------
American Safety
  Razor Co.            $   --      $   389      $   (91)      $   --     $8,428
Alpine Lace
  Brands, Inc.           1,129          --           --           --      2,037
J. Baker, Inc.             98        1,266         (889)          27      5,528
Brookstone, Inc.           --        2,656         (734)          --      7,370
Congoleum Corp.            --        1,076          (54)          --      3,513
International
  Post Ltd.                --        2,000       (3,573)          --      1,936
Morningstar
  Group, Inc.              --        2,133          521           --      7,496
Mortons Restaurant
  Group, Inc.              --        4,106        1,625           --      6,389
Opinion Research
  Corp.                    --           --           --           --      3,437
--------------------------------------------------------------------------------

9.  Other Matters

As of July 31, 1996, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 17% of the outstanding shares of the Select Equity Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
10. Summary of Share Transactions

    Share activity for the six months ended July 31, 1996 is as follows:

                             Balanced Fund            Select Equity Fund       Growth and Income Fund        Capital Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                           Shares       Dollars       Shares       Dollars       Shares       Dollars         Shares      Dollars
                        -----------------------------------------------------------------------------------------------------------
Class A shares
Shares sold               597,691    $9,955,212    2,049,844   $41,642,506    2,702,820   $55,678,284     2,470,590     $38,036,306
Reinvestment of
  dividends and
  distributions            45,813       798,533           --           --       158,359     3,291,899            --            --
Shares repurchased       (216,742)   (3,312,657)    (467,406)   (9,516,465)  (1,584,703)  (32,727,245    (7,099,681)   (109,190,989)
                        -----------------------------------------------------------------------------------------------------------
                          426,762     7,441,088    1,582,438    32,126,041    1,276,476    26,242,938    (4,629,091)    (71,154,683)
                        -----------------------------------------------------------------------------------------------------------

Class B shares
Shares sold                13,906       243,332      134,459     2,764,483      107,333     2,238,635        57,092         899,186
Reinvestment of
  dividends and
  distributions                46           809           --            --          243         5,102            --            --
Shares repurchased           (15)         (261)          (61)       (1,235)      (1,264)      (25,833)          (49)           (742)
                        -----------------------------------------------------------------------------------------------------------
                           13,937       243,880      134,398     2,763,248      106,312     2,217,904        57,043         898,444
                        -----------------------------------------------------------------------------------------------------------

Institutional shares
Shares sold                    --            --    1,651,066    33,683,114          624        13,195            --            --
Reinvestment of
  dividends and
  distributions                --            --           --            --           --            --            --            --
Shares repurchased             --            --     (130,005)   (2,666,263)          --            --            --            --
                        -----------------------------------------------------------------------------------------------------------
                               --            --    1,521,061    31,016,851          624        13,195            --            --
                        -----------------------------------------------------------------------------------------------------------

Service shares
Shares sold                    --            --       26,468       556,275       33,786       703,503            --            --
Reinvestment of
  dividends and
  distributions                --            --           --            --            4            82            --            --
Shares repurchased             --            --           --            --       (3,749)      (75,779)           --            --
                        ----------------------------------------------------------------------------------------------------------
                               --            --       26,468       556,275       30,041       627,806            --            --
                        -----------------------------------------------------------------------------------------------------------

Net increase (decrease)
   in shares              440,699    $7,684,968    3,264,365   $66,462,415    1,413,453   $29,101,843    (4,572,048)   $(70,256,239)
                        ===========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
July 31, 1996
(Unaudited)

                          Small Cap Equity Fund      International Equity Fund       Asia Growth Fund
---------------------------------------------------------------------------------------------------------
                            Shares       Dollars         Shares     Dollars         Shares     Dollars
                         --------------------------------------------------------------------------------
Class A shares
Shares sold               1,176,477    $23,976,523     5,392,053  $99,961,083     4,751,563   $79,570,807
Reinvestment of
  dividends and
  distributions                  --             --            --           --            --            --
Shares repurchased       (3,085,056)   (60,119,119)   (2,195,650) (40,564,829)   (1,126,546)  (18,861,323)
                         --------------------------------------------------------------------------------
                         (1,908,579)   (36,142,596)    3,196,403   59,396,254     3,625,017    60,709,484

Class B shares
Shares sold                  33,996        746,845       195,265    3,712,178        96,248     1,624,824
Reinvestment of
  dividends and
  distributions                  --             --            --           --            --            --
Shares repurchased              (73)        (1,567)         (459)      (8,639)       (1,671)      (27,917)
                         --------------------------------------------------------------------------------
                             33,923        745,278       194,806    3,703,539        94,577     1,596,907
                         --------------------------------------------------------------------------------

Institutional shares
Shares sold                      --             --     1,526,992   28,192,337       294,240     4,907,366
Reinvestment of
  dividends and
  distributions                  --             --            --           --            --            --
Shares repurchased               --             --       (60,431)  (1,140,088)      (81,357)   (1,311,393)
                         --------------------------------------------------------------------------------
                                 --             --     1,466,561   27,052,249       212,883     3,595,973
                         --------------------------------------------------------------------------------

Service shares
Shares sold                      --             --         5,059       96,919            --            --
Reinvestment of
  dividends and
  distributions                  --             --            --           --            --            --
Shares repurchased               --             --            (3)         (53)           --            --
                         --------------------------------------------------------------------------------
                                 --             --         5,056       96,866            --            --
                         --------------------------------------------------------------------------------
Net increase (decrease)
   in shares             (1,874,656)  $(35,397,318)    4,862,826  $90,248,908     3,932,477   $65,902,364
                         ================================================================================

   Share activity for the year ended January 31, 1996 is as follows:


                              Select Equity Fund
----------------------------------------------------
                              Shares      Dollars
                           -------------------------
Class A shares
Shares sold                  2,479,285  $44,569,920
Reinvestment of dividends      161,481
  and distributions                       3,032,597
Shares repurchased          (2,578,247) (45,692,944)
                           -------------------------
                                62,519    1,909,573
                           -------------------------
Institutional shares
Shares sold                  3,220,915   57,579,398
Reinvestment of dividends
  and distributions             97,993    1,847,978
Shares repurchased             (30,492)    (567,188)
                           -------------------------
                             3,288,416  $58,860,188
                           -------------------------
Net increase                 3,350,935  $60,769,761
                           =========================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

---------------------------------------------------------------------------------------------------------------------------------

                                              Income (loss) from            Distribution to
                                              Investment Operations         shareholders
                                          =====================================================
                                                         Net realized                 From
                                                        and unrealized             net realized
                                Net asset               gain (loss) on    From       gain on    Net increase Net asset
                                  value,       Net        investments,     net      investment    (decrease)   value,
                                beginning   investment   options and    investment  and futures     in net     end of   Total
                                of period     income        futures       income    transactions  asset value  period  return/(a)/
                              ======================================================================================================
                                                                    BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
---------------------------------------------
1996 - Class A Shares .......... $17.31       $0.35        $(0.12)        $(0.27)     $  --         $(0.04)     $17.27    1.32%/(c)/
1996 - Class B Shares/(b)/ .....  17.46        0.14         (0.20)         (0.14)        --          (0.20)      17.26   (0.35)/(c)/

For the Year Ended January 31,
------------------------------
1996 - Class A Shares ..........  14.22        0.51          3.43          (0.50)     (0.35)          3.09       17.31    28.10

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(d)/ .....  14.18        0.10          0.02          (0.08)       --            0.04       14.22    0.87/(c)/

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Ratio assuming no
                                                                                                         voluntary waivers of fees
                                                                                                          per expense limitations
                                                                                                       =============================
                                                                     Net       Ratio of   Ratio of net              Ratio of net
                                                                  assets at      net       investment   Ratio of     investment
                                            Portfolio  Average     end of    expenses to   Income to   expenses to  income (loss)
                                            turnover  commission   period    average net   average net   average      to average
                                             rate      rate/(g)/  (in 000s)     assets       assets    net assets     net assets
                                            ========================================================================================

------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares ..........          123.67%/(c)/  $ .0594   $58,187     1.00/(e)/     4.09%/(e)/   1.70%/(e)/    3.39%/(e)/
1996 - Class B Shares/(b)/ .....          123.67/(c)/     .0594       241     1.75/(e)/     3.24/(e)/    2.25/(e)/     2.74/(e)/

For the Year Ended January 31,
==============================
1996 - Class A Shares ..........          197.10/(f)/      --      50,928     1.00          3.65         1.90          2.75

For the Period Ended January 31,
================================
1995 - Class A Shares/(d)/ .....          14.71/(c)/       --       7,510     1.00/(e)/     3.39/(e)/    8.29/(e)/    (3.90)/(e)/

---------------------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to July 31,
     1996.
/(c)/Not annualized.
/(d)/For the period from October 12, 1994 (commencement of operations) to
     January 31, 1995.
/(e)/Annualized.
/(f)/Includes the effect of mortgage dollar roll transactions.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                               Income (loss) from           Distribution to
                                              Investment Operations          shareholders
                                          ===========================  ========================
                                                       Net realized                  From
                                                      and unrealized              net realized
                              Net asset               gain (loss) on    From        gain on      Net increase  Net asset
                                value,       Net        investments,     net       investment      (decrease)   value,
                              beginning   investment   options and    investment   and futures      in net      end of    Total
                              of period     income        futures       income     transactions   asset value   period   return/(a)/
                              ======================================================================================================
                                                                   SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares ........  $19.66     $0.09          $0.18         $ --           $ --           $0.27    $19.93    1.37%/(b)/
1996 - Class B Shares/(f)/ ...   20.44      0.01          (0.55)          --             --           (0.54)    19.90   (2.64)/(b)/
1996 - Institutional Shares ..   19.71      0.16           0.19           --             --            0.35     20.06    1.78/(b)/
1996 - Service Shares/(f)/ ...   21.02      0.01          (1.10)          --             --           (1.09)    19.93   (5.19)/(b)/

For the Year Ended January 31,
==============================
1996 - Class A Shares ........   14.61      0.19           5.43         (0.16)         (0.41)          5.05     19.66   38.63
1996 - Institutional
       Shares/(d)/ ...........   16.97      0.16           3.23         (0.24)         (0.41)          2.74     19.71   20.14/(b)/
1995 - Class A Shares ........   15.93      0.20          (0.38)        (0.20)         (0.94)         (1.32)    14.61   (1.10)
1994 - Class A Shares ........   15.46      0.17           2.08         (0.17)         (1.61)          0.47     15.93   15.12
1993 - Class A Shares ........   15.05      0.22           0.41         (0.22)            --           0.41     15.46    4.30

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/ ...   14.17      0.11           0.88         (0.11)            --           0.88     15.05    7.01/(b)/

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Ratio assuming no
                                                                                                        voluntary waivers of fees
                                                                                                         per expense limitations
                                                                                                       =============================
                                                                     Net       Ratio of   Ratio of net              Ratio of net
                                                                  assets at      net       investment   Ratio of     investment
                                            Portfolio  Average     end of    expenses to   Income to   expenses to  income (loss)
                                            turnover  commission   period    average net  average net    average      to average
                                             rate      rate/(g)/  (in 000s)     assets       assets     net assets    net assets
                                            ========================================================================================

------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares ..................... 15.54%/(b)/  $.0392    $162,373   1.26%/(c)/   1.06%/(c)/   1.52%/(c)/    0.80%/(c)/
1996 - Class B Shares/(f)/ ................ 15.54/(b)/    .0392       2,606   1.80/(c)/    0.31/(c)/    2.03/(c)/     0.08/(c)/
1996 - Institutional Shares ............... 15.54/(b)/    .0392      96,461   0.65/(c)/    1.64/(c)/    0.87/(c)/     1.42/(c)/
1996 - Service Shares/(f)/ ................ 15.54/(b)/    .0392         528   1.15/(c)/    0.39/(c)/    1.43/(c)/     0.11/(c)/

For the Year Ended January 31,
==============================
1996 - Class A Shares ..................... 39.35           --      129,045   1.25         1.01         1.55          0.71
1996 - Institutional Shares/(d)/ .......... 39.35/(b)/      --       64,829   0.65/(c)/    1.49/(c)/    0.96/(c)/     1.18/(c)/
1995 - Class A Shares ..................... 56.18           --       94,968   1.38         1.33         1.63          1.08
1994 - Class A Shares ..................... 87.73           --       92,769   1.42         0.92         1.67          0.67
1993 - Class A Shares ..................... 144.93          --      117,757   1.28         1.30         1.53          1.05

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/ ................ 135.02/(c)/      --     151,142   1.57/(c)/    1.24/(c)/    1.82/(c)/     0.99/(c)/
------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Not annualized.
/(c)/Annualized.
/(d)/For the period from June 15, 1995 (commencement of operations) to January
     31, 1996. (e)For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
/(f)/For the period from May 1 and June 7, 1996 (commencement of operations) to
     July 31, 1996 for Class B and Service share classes, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                              Income (loss) from
                                              Investment Operations       Distribution to shareholders
                                          ==========================  ====================================
                                                                                    From net
                                                       Net realized                 realized
                              Net asset               and unrealized    From        gain on      In excess              Net increase
                                value,       Net      gain(loss) on      net       investment      of net    Additioanl  (decrease)
                              beginning   investment    investments,  investment    and option   investment    paid-in   in notional
                              of period     income     and options      income     transactions    income      capital     value
                              ======================================================================================================

                                                             GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares .......... $19.98     $0.22           $0.18       $(0.16)       $  --        $  --       $  --        $0.24
1996 - Class B Shares/(f)/ .....  20.82      0.04           (0.60)       (0.08)          --           --          --        (0.64)
1996 - Institutional Shares/(f)/  21.25      0.07           (1.01)       (0.10)          --           --          --        (1.04)
1996 - Service Shares/(f)/ .....  20.71      0.15           (0.50)       (0.15)          --           --          --        (0.50)

For the Year Ended January 31,
==============================
1996 - Class A Shares ..........  15.80      0.33            4.75        (0.30)       (0.60)          --          --         4.18
1995 - Class A Shares ..........  15.79      0.20/(b)/       0.30/(b)/   (0.20)       (0.33)       (0.07)       0.11/(b)/    0.01

For the Period Ended January 31,
================================
1994 - Class A Shares/(c)/ .....  14.18      0.15            1.68        (0.15)       (0.06)       (0.01)         --         1.61


                                                                                                             Ratios assuming no
                                                                                                          voluntary waiver of fees
                                                                                                           or expense limitations
                                                                                                         ===========================
                                                                          Net     Ratio of    Ratio of net             Ratio of net
                          Net asset                                    assets at    net       investment    Ratio of    investment
                            value,              Portfolio   Average     end of   expenses to   Income to   expenses to income (loss)
                            end of   Total      turnover   commission   period   average net  average net    average    to average
                            period  return/(a)/  rate       rate/(g)/  (in 000s)    assets      assets     net assets   net assets
                        ============================================================================================================

                                                      GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares .... $20.22    1.96%/(d)/   25.25%/(d)/  $.0591   $467,552   1.18%/(e)/   2.19%/(e)/   1.42%/(e)/   1.95%/(e)/
1996 - Class B Shares/(f)/  20.18   (2.72)/(d)/   25.25/(d)/    .0591      2,145   1.96/(e)/    0.51/(e)/    1.96/(e)/    0.51/(e)/
1996 - Institutional
       Shares/(f)/ .......  20.21   (4.45)/(d)/   25.25/(d)/    .0591         13   0.77/(e)/    1.22/(e)/    0.77/(e)/    1.22/(e)/
1996 - Service Shares/(f)/  20.21   (1.71)/(d)/   25.25/(d)/    .0591        607   1.27/(e)/    0.43/(e)/    1.27/(e)/    0.43/(e)/

For the Year Ended January 31,
==============================
1996 - Class A Shares ....  19.98   32.45         57.93            --    436,757   1.20         1.67         1.45         1.42
1995 - Class A Shares ....  15.80    3.97         71.80            --    193,772   1.25         1.28         1.58         0.95

For the Period Ended January 31,
================================
1994 - Class A Shares/(c)/  15.79   13.08/(d)/   102.23/(d)/       --     41,528   1.25/(e)/    1.23/(e)/    3.24/(e)/   (0.76)/(e)/
------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Calculated based on the average shares outstanding methodology.
/(c)/For the period from February 5, 1993 (commencement of operations) to
     January 31, 1994.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to July 31, 1996 for Service, Class B and Institutional classes of shares, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                 Income (loss) from investment
                                           operations                    Distributions to shareholders
                              ====================================  =======================================
                                                     Net realized
                                                    and unrealized                From net
                              Net asset             gain (loss) on              realized gain   In excess   Net increase  Net asset
                                value,      Net       investments,   From net  on investments,    of net     (decrease)     value,
                              beginning  investment  options and    investment     options      investment     in net       end of
                              of period    income       futures       income     and futures      income     asset value    period
                              ====================================================================================================
                                                                 CAPITAL GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares.......    $14.91     $0.06        $0.07        $  --         $  --         $  --          $0.13      $15.04
1996 - Class B Shares/(b)/..     15.67      0.00        (0.65)          --            --            --          (0.65)      15.02

For the Year Ended January 31,
==============================
1996 - Class A Shares.......     13.67      0.12         3.93        (0.12)        (2.69)           --           1.24       14.91
1995 - Class A Shares.......     15.96      0.03        (0.69)       (0.01)        (1.62)           --          (2.29)      13.67
1994 - Class A Shares.......     14.64      0.02         2.40        (0.01)        (1.07)       (0.02)           1.32       15.96
1993 - Class A Shares.......     13.65      0.06         2.28        (0.07)        (1.28)           --           0.99       14.64
1992 - Class A Shares.......     11.10      0.28         2.90        (0.31)        (0.32)           --           2.55       13.65

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/..     11.34      0.34        (0.27)       (0.31)           --            --          (0.24)      11.10

                                                                                                            Ratios assuming no
                                                                                                         voluntary waiver of fees
                                                                                                       ============================
                                                                      Net      Ratio of    Ratio of net               Ratio of net
                                                                    assets at     net       investment    Ratio of     investment
                                             Portfolio   Average     end of   expenses to  income loss   expenses to  income (loss)
                                  Total      turnover   commission   period   average net   to average     average     to average
                               return/(a)/     rate     rate/(g)/   (in 000s)   assets      net assets    net assets   net assets
                              ====================================================================================================
                                                                 CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares.......    0.87%/(d)/   25.54%/(d)/ $.0555     $819,351   1.38%/(e)/    0.77%/(e)/   1.63%/(e)/     0.52%/(e)/
1996 - Class B Shares/(b)/..   (4.15)/(d)/   25.54/(d)/   .0555          857   2.13/(e)/    (0.13)/(e)/   2.13/(e)/     (0.13)/(e)/

For the Year Ended January 31,
==============================
1996 - Class A Shares.......   30.45         63.90           --      881,056   1.36          0.65         1.61           0.40
1995 - Class A Shares.......   (4.38)        38.36           --      862,105   1.38          0.16         1.63          (0.09)
1994 - Class A Shares.......   16.89         36.12           --      833,682   1.38          0.13         1.63          (0.12)
1993 - Class A Shares.......   18.01         58.93           --      665,976   1.41          0.42         1.66           0.17
1992 - Class A Shares.......   29.31         48.93           --      500,307   1.53          2.09         1.78           1.84

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/..    0.84/(d)/    35.63/(d)/      --      437,533   1.27/(d)/     3.24/(d)/    1.47/(d)/      3.04/(d)/

------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to July 31,
     1996.
/(c)/For the period from April 20, 1990 (commencement of operations) to January
     31, 1991.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                      Income (loss) from                        Distribution to
                                     Investment Operations                        shareholders
                              ======================================  =====================================
                                                                                     From       In excess
                                                       Net realized               net realized  of realized
                                                      and unrealized                gain on      gains on
                              Net asset      Net      gain (loss) on    From       investment,  investment,  Net increase Net asset
                                value,    investment    investments,     net       options and  options and   (decrease)   value,
                              beginning     income     options and    investment     futures      futures      in net      end of
                              of period     (loss)        futures       income     transactions transactions asset value   period
                              ======================================================================================================
                                                                    SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended
July 31, (unaudited)
=============================
1996 - Class A Shares .......  $17.29       $(0.15)       $4.02        $ --        $ --            $ --         $3.87      $21.16
1996 - Class B Shares/(b)/...   20.79        (0.04)        0.37          --          --              --          0.33       21.12

For the Year Ended January 31,
==============================
1996 - Class A Shares .......   16.14        (0.23)        1.39          --          (0.01)          --          1.15       17.29
1995 - Class A Shares .......   20.67        (0.07)       (3.53)         --          (0.69)          (0.24)     (4.53)      16.14
1994 - Class A Shares .......   16.68        (0.04)        5.03          --          (1.00)          --          3.99       20.67

For the Period Ended January 31,
================================
1993 - Class A Shares/(c)/...   14.18         0.03         2.50          (0.03)      --              --          2.50       16.68

                                                                                                             Ratios assuming no
                                                                                                          voluntary waiver of fees
                                                                                                       =============================
                                                                     Net       Ratio of   Ratio of net                Ratio of net
                                                                  assets at      net       investment     Ratio of     investment
                                            Portfolio  Average     end of    expenses to  income loss    expenses to  income (loss)
                                   Total    turnover  commission   period    average net   to average     average      to average
                                  return/a/  rate     rate /(g)/  (in 000s)     assets     net assets    net assets     net assets
                                 ===================================================================================================
                                                                   SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31,
 (unaudited)
=================================
1996 - Class A Shares ..........   22.38%/(d)/ 45.30%/(d)/ $.0481  $210,437    1.56%/(e)/  (0.78)%/(e)/ 1.81%/(e)/  (1.03)%/(e)/
1996 - Class B Shares/(b)/......    1.59/(d)/  45.30/(d)/   .0481       717    2.31/(e)/   (1.38)/(e)/  2.31/(e)/   (1.38)/(e)/

For the Year Ended January 31,
==============================
1996 - Class A Shares ..........    7.20       57.58        --     204,994     1.41        (0.59)       1.66        (0.84)
1995 - Class A Shares ..........  (17.53)      43.67        --     319,487     1.53        (0.53)       1.78        (0.78)
1994 - Class A Shares ..........   30.13       56.81        --     261,074     1.60        (0.45)       1.85        (0.70)

For the Period Ended January 31,
================================
1993 - Class A Shares/(c)......    17.86/(d)/  7.12/(e)/    --      59,339     1.65/(e)/    0.62/(e)/   2.70/(e)/   (0.43)/(e)/
------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to July 31,
     1996.
/(c)/For the period from October 22, 1992 (commencement of operations)
     to January 31, 1993.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                          Income (loss) from          Distributions to
                                                         investment operations          shareholders
                                                      ============================ ==========================
                                                           Net        Net realized               From net
                                                        realized     and unrealized              realized
                                                      and unrealized  gain (loss)                 gain on
                              Net asset               gain (loss) on  on foreign     From       investment,   Net increase Net asset
                                value,       Net       investments,   currency       net        option and     (decrease)   value,
                              beginning   investment   options and      related   investment      futures       in net      end of
                              of period  income (loss)   futures     transactions   income     transactions   asset value   period
                              ======================================================================================================
                                                            INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996-Class A Shares .......... $17.20      $0.09       $1.01          $ 0.59       $ ---        $ ---          $ 1.69      $18.89
1996-Class B Shares/(e)/ .....  18.91        ---       (0.04)            ---         ---          ---           (0.04)      18.87
1996-Institutional Shares/(e)/  17.45       0.06        0.78            0.65         ---          ---            1.49       18.94
1996-Service Shares/(e)/ .....  17.70       1.01        1.21           (0.03)        ---          ---            1.19       18.89

For the Year Ended January 31,
==============================
1996-Class A Shares ..........  14.52       0.13        2.58            1.42        (0.58)       (0.87)          2.68       17.20
1995-Class A Shares ..........  18.10       0.06       (3.04)          (0.01)         ---        (0.59)         (3.58)      14.52
1994-Class A Shares ..........  14.35       0.05        4.08           (0.38)         ---         ---            3.75       18.10

For the Period Ended January 31,
================================
1993-Class A Shares/(b)/ .....  14.18      (0.01)       0.29           (0.11)         ---         ---            0.17       14.35

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Ratios assuming no
                                                                                                        voluntary waiver of fees
                                                                                                         or expense limitations
                                                                                                       =============================
                                                                     Net       Ratio of   Ratio of net              Ratio of net
                                                                  assets at      net       investment   Ratio of     investment
                                            Portfolio  Average     end of    expenses to   Income to   expenses to  income (loss)
                                Total       turnover  commission   period    average net  average net    average      to average
                                return/(a)/   rate     rate/(g)/  (in 000s)     assets      assets     net assets     net assets
                              ======================================================================================================
                                                         INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996-Class A Shares...........   9.83/(c)/   24.37/(c)/  $.0323     $423,758   1.68%/(d)/  0.41%/(d)/    1.92%/(d)/   0.17%/(d)/
1996-Class B Shares/(e)/......  (0.21)/(c)/  24.37/(c)/   .0323        3,676   2.22/(d)/   0.07/(d)/     2.48/(d)/   (0.19)/(d)/
1996-Institutional Shares/(e)/   8.54/(c)/   24.37/(c)/   .0323       27,779   1.10/(d)/   1.16/(d)/     1.30/(d)/    0.96/(d)/
1996-Service Shares/(e)/......   6.72/(c)/   24.37/(c)/   .0323           96   1.60/(d)/   0.56/(d)/     1.87/(d)/    0.29/(d)/

For the Year Ended January 31,
==============================
1996-Class A Shares...........  28.68        68.48          ---      330,860   1.52        0.26          1.77         0.01
1995-Class A Shares........... (16.65)       84.54          ---      275,086   1.73        0.40          1.98         0.15
1994-Class A Shares...........  26.13        60.04          ---      269,091   1.76        0.51          2.01         0.26

For the Period Ended January 31,
================================
1993-Class A Shares/(b)/......  1.23/(c)/     0.00          ---       66,063   1.80/(d)/  (0.42)/(d)/    2.58/(d)/   (1.20)/(d)/

------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from December 1, 1992 (commencement of operations) to
     January 31, 1993.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to July 31, 1996 for Institutional, Service and Class B classes, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                              Income (loss) from            Distribution to
                                              Investment Operations         shareholders
                                          =====================================================
                                                                         Net
                                                                     realized and
                                                                       unrealized
                                                                       gain on
                              Net asset      Net       Net realized    Foreign       From       In excess   Net increase  Net asset
                                value,    investment  and unrealized   currency       net         of net     (decrease)    value,
                              beginning     income    gain (loss) on    related    investment   investment     in net      end of
                              of period     (loss)     investments   transactions    income       income     asset value   period
                              ======================================================================================================
                                                                ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares.........   $16.49      $0.07         $(0.99)       $(0.02)     $  --        $  --       $(0.94)      $15.55
1996 - Class B Shares/(e)/....    17.31      (0.01)         (1.73)        (0.04)        --           --        (1.78)       15.53
1996 - Institutional
       Shares/(e)/............    16.61       0.11          (1.11)        (0.02)        --           --        (1.02)       15.59

For the Year Ended January 31,
==============================
1996 - Class A Shares.........    13.31       0.17           3.44         (0.12)      (0.17)       (0.14)       3.18        16.49

For the Period Ended January 31,
================================
1995 - Class A Shares/(b)/....    14.18       0.11          (0.89)         0.01       (0.10)         --        (0.87)       13.31

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Ratios assuming no
                                                                                                         voluntary waiver of fees
                                                                                                          or expense limitations
                                                                                                       =============================
                                                                     Net       Ratio of   Ratio of net                 Ratio of net
                                                                  assets at      net       investment       Ratio of    investment
                                            Portfolio  Average     end of    expenses to   income (loss)  expenses to  income (loss)
                                   Total    turnover  commission   period    average net   to average net   average      to average
                                return/(a)/   rate     rate/(g)/   (000s)       assets      net assets     net assets    net assets
                                ====================================================================================================
                                                                ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended July 31, (unaudited)
=============================================
1996 - Class A Shares............  (5.70%)/(c)/ 24.53%/(c)/ $.0157  $250,130   1.69%/(d)/   0.52%/(d)/   1.97%/(d)/    0.24%/(d)/
1996 - Class B Shares/(e)/....... (10.28)/(c)/  24.53/(c)/   .0157     1,469   2.27/(d)/   (0.75)/(d)/   2.51/(d)/    (0.99)/(d)/
1996 - Institutional Shares/(e)/.  (6.14)/(c)/  24.53/(c)/   .0157     3,319   1.10/(d)/    1.08/(d)/    1.33/(d)/     0.85/(d)/

For the Year Ended January 31,
==============================
1996 - Class A Shares............  26.49        88.80        --      205,539   1.77         1.05         2.02          0.80

For the Period Ended January 31,
================================
1995 - Class A Shares/(b)/.......  (5.46)/(c)/  36.08/(c)/   --      124,298   1.90(d)      1.83/(d)/    2.38/(d)/     1.35/(d)/

------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from July 8, 1994 (commencement of operations) to
     January 31, 1995.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 2 and May 1, 1996 (commencement of operations) to July 31, 1996 for Institutional and Class B classes of shares, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

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                                      70

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--------------------------------------------------------------------------------
This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
-------------------------------------------------------------------------------

================================================================================



================================================================================

Goldman Sachs
One New York Plaza
New York, NY 10004



Directors
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer

John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary





Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent


The Goldman Sachs

Equity Portfolios

-----------------

Semiannual Report

July 31, 1996


Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund




[LOGO OF GOLDMAN SACHS APPEARS HERE]
================================================================================